SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

RELM WIRELESS CORPORATION

(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 5, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Wednesday, May 16, 2007, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida.

The matters to be presented at the meeting are described in the Notice of 2007 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, sign and date the enclosed proxy card and return it in the postage-paid envelope provided so that your shares will be represented at the meeting.

We look forward to seeing you at the meeting.

Sincerely,

David P. Storey
President and Chief Executive Officer

RELM WIRELESS CORPORATION
7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 16, 2007

To the stockholders of RELM Wireless Corporation:

The annual meeting of stockholders of RELM Wireless Corporation will be held on Wednesday, May 16, 2007, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

1.

To elect seven (7) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.

To approve the RELM Wireless Corporation 2007 Non-Employee Directors’ Stock Option Plan;

3.

To approve the RELM Wireless Corporation 2007 Incentive Compensation Plan; and

4.

To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

This notice, together with the accompanying proxy statement and enclosed proxy card and annual report to stockholders, will be mailed to stockholders on or about April 6, 2007.

The board of directors has set the close of business on April 2, 2007 as the record date of the meeting. Stockholders of record at the close of business on April 2, 2007 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.

A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our executive offices at 7100 Technology Drive, West Melbourne, Florida.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

William P. Kelly, Secretary

West Melbourne, Florida

April 5, 2007

Whether or not you expect to attend the annual meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held at a brokerage firm or bank, you must provide them with instructions on how to vote your shares.

RELM WIRELESS CORPORATION

________________________________________________________

2007 ANNUAL MEETING OF STOCKHOLDERS

MAY 16, 2007

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PROXY STATEMENT

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This proxy statement contains information related to our 2007 annual meeting of stockholders to be held on Wednesday, May 16, 2007, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904 and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy and our 2006 annual report to stockholders are first being mailed to stockholders is April 6, 2007. We are furnishing this proxy statement to stockholders of RELM as part of the solicitation of proxies by RELM’s board of directors for use at the annual meeting. You should review this information in conjunction with our 2006 annual report to stockholders which accompanies this proxy statement.

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TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND

EXECUTIVE OFFICERS

8

PROPOSAL 1: ELECTION OF DIRECTORS

10

CORPORATE GOVERNANCE

14

DIRECTOR COMPENSATION

18

REPORT OF THE AUDIT COMMITTEE

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EXECUTIVE COMPENSATION

21

COMPENSATION DISCUSSION & ANALYSIS

21

SUMMARY COMPENSATION TABLE

26

GRANTS OF PLAN-BASED AWARDS

27

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

29

OPTION EXERCISES AND STOCK VESTED

31

PENSION BENEFITS

31

NON-QUALIFIED DEFERRED COMPENSATION

31

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION WITH A

CHANGE OF CONTROL

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EQUITY COMPENSATION PLAN INFORMATION

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COMPENSATION COMMITTEE REPORT

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

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TRANSACTIONS WITH RELATED PERSONS

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PROPOSAL 2: APPROVAL OF 2007 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

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PROPOSAL 3: APPROVAL OF 2007 INCENTIVE COMPENSATION PLAN

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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MISCELLANEOUS

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Annex A ― Policy Regarding Minimum Qualifications of Director Candidates A-1
Annex B ― Procedures for Identifying and Evaluating Director Candidates B-1
Annex C ― Policy Regarding Director Candidate Recommendations Submitted by Shareholders C-1
Annex D ― Procedures for Shareholders Submitting Director Candidate Recommendations D-1
Annex E ― Policy and Procedures for Transactions with Related Persons E-1
Annex F ― RELM Wireless Corporation 2007 Non-Employee Director Stock Option Plan F-1
Annex G ― RELM Wireless Corporation 2007 Incentive Compensation Plan G-1

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

1.

To elect seven (7) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.

To approve the RELM Wireless Corporation 2007 Non-Employee Directors’ Stock Option Plan;

3.

To approve the RELM Wireless Corporation 2007 Incentive Compensation Plan; and

4.

To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why are we asking stockholders to approve two separate Equity Plans at the annual meeting?

We are asking stockholders to approve the 2007 Non-Employee Directors’ Stock Option Plan because our 1996 Stock Option Plan for non-employee directors expired in October 2006. As a result, we no longer have authority under the 1996 Plan to grant stock options to our non-employee directors. Non-employee directors are not eligible to receive stock options under our 1997 Stock Option Plan, which will expire in October 2007.

We are asking stockholders to approve the 2007 Incentive Compensation Plan because, as indicated above, our 1997 Stock Option Plan will expire in October 2007. Once our 1997 Plan expires, we will no longer have authority to grant stock options under it to our employees or other eligible persons.

If both Equity Plans are approved by stockholders at the annual meeting, will we have authority to grant equity awards under both of these Plans and the 1997 Stock Option Plan ?

No. If the 2007 Non-Employee Directors’ Stock Option Plan and the 2007 Incentive Compensation Plan are both approved at the annual meeting, under the terms of the 2007 Incentive Compensation Plan, we will not have authority to grant additional stock options under either the 2007 Non-Employee Directors’ Stock Option Plan or the 1997 Stock Option Plan. Therefore:

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the 2007 Non-Employee Directors Stock Option Plan would become effective and remain in effect only with respect to its 15,000 currently outstanding stock options, which were granted to three of our non-employee directors in January 2007 following their appointment as members of our board of directors in August 2006; and

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the 1997 Stock Option Plan would remain in effect only with respect to its 1,411,740 currently outstanding stock options.

If the 2007 Non-Employee Directors’ Stock Option Plan is approved and the 2007 Incentive Compensation Plan is not approved by stockholders at the annual meeting, will we have authority to grant stock options under the 2007 Non-Employee Directors Stock Option Plan and the 1997 Stock Option Plan?

Yes. The 2007 Non-Employee Directors’ Stock Option Plan would become effective and we would have authority to grant additional stock options under it. We would continue to have authority to grant additional stock options under the 1997 Stock Option Plan until its expiration in October 2007.

If the 2007 Incentive Compensation Plan is approved and the 2007 Non-Employee Directors’ Stock Option Plan is not approved by stockholders at the annual meeting, will we have authority to grant stock options under the 2007 Non-Employee Directors Stock Option Plan and the 1997 Stock Option Plan?

No. The 2007 Non-Employee Directors’ Stock Option Plan would terminate and the 15,000 stock options currently outstanding under it would terminate as well. The 1997 Stock Option Plan would continue in effect only with respect to its currently outstanding stock options. We would not have authority to grant additional stock options under it.

Who is entitled to notice of, and to vote at the annual meeting?

You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on April 2, 2007, the record date of the annual meeting. On the record date, 13,341,661 shares of our common stock were issued and outstanding and held by 1,231 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, and shares represented in person or by proxy and for which the holder has abstained from voting, will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute “votes cast” or shares “entitled to vote” with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called “broker non-votes” will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

How do I vote?

If you complete and properly sign and date the accompanying proxy card, and return it to us in the enclosed return envelope as soon as possible, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

All shares of our common stock represented by properly executed proxies received before or at the annual meeting will, unless revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by such proxy card will be voted “FOR” the nominees for directors. You are urged to mark the box on your proxy to indicate how to vote your shares.

Can I vote by telephone or electronically?

If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

The deadline for voting by telephone or electronically is 11:59 p.m., EDT, on May 15, 2007.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. In such event, the later submitted vote will be recorded and the earlier vote revoked. The powers of the proxy holders will be suspended if you are a holder of record and attend the meeting in person and so request, although attendance at the meeting will not be itself revoke a previously granted proxy.

If your shares are held in “street name,” you should contact the institution that holds your shares to change your vote.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

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each of the seven director nominees;

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the proposal to approve the RELM Wireless Corporation 2007 Non-Employee Directors’ Stock Option Plan; and

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the proposal to approve the RELM Wireless Corporation 2007 Incentive Compensation Plan.

Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote “FOR” each of the seven director nominees and the other proposals.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting. No proxy that is voted against all of the proposals will be voted in favor of any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies.

What vote is required to approve the proposal?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the director nominees. You may vote “for” or “withheld” with respect to the election of one or more of the directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Our Corporate Governance Guidelines, which appear later in this proxy statement, set forth our procedures if a director nominee is elected, but receives more “withheld” votes from his or her election than “for” votes from his or her election. In an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating and governance committee.

The nominating and governance committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Proposal 2: Approval of the 2007 Non-Employee Directors’ Stock Option Plan. The affirmative vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to approve the 2007 Non-Employee Directors’ Stock Option Plan. This approval is required by the applicable rules of the American Stock Exchange. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum.

Proposal 3: Approval of the 2007 Incentive Compensation Plan. The affirmative vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to approve the 2007 Incentive Compensation Plan. This approval is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, (ii) for purposes of compliance with the requirements of incentive stock options under Section 422 of the Internal Revenue Code and (iii) by the applicable rules of the American Stock Exchange. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum.

Other Items. In the event other items are properly brought before the annual meeting, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting will be required for approval. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 1,869,565 shares of our common stock, which represented approximately 14.0% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees and the other proposals.

Who pays for the preparation of the proxy and soliciting proxies?

We will pay the cost of preparing, assembling and mailing the proxy statement and the accompanying notice of annual meeting, proxy card and annual report to stockholders. In addition to the use of mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies. We have retained The Altman Group, a proxy solicitation firm, to assist us in the solicitation of proxies from stockholders for an anticipated fee of $6,000 plus reimbursement of reasonable out-of-pocket expenses. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

What should I have received to enable me to vote?

In addition to this proxy statement, you should have received the accompanying notice of annual meeting, a proxy card, and our 2006 annual report to stockholders. The mailing date of these materials is on or about April 6, 2007.

How can I obtain additional copies?

For additional copies of any of this proxy statement and the enclosed proxy card and annual report to stockholders, you should contact either our corporate office at 7100 Technology Drive, West Melbourne, Florida 32904, Attention: Investor Relations, telephone (321) 984-1414 or American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, telephone: (800) 937-5449.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth information regarding the beneficial ownership of our common stock as of April 2, 2007, by the following individuals or groups:

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each person or entity who is known by us to own beneficially more than 5% of our common stock;

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each of our directors and nominees for director;

•

each of our Named Executive Officers (as identified in the “Summary Compensation Table” appearing on page 26 of this proxy statement); and

•

all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of April 2, 2007 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of April 2, 2007, we had outstanding 13,341,661 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Donald F.U. Goebert	1,602,964	(1)(3)(9)	12.2%
Wentworth, Hauser & Violich, Inc.	683,000	(2)	5.1%
Ralph R. Whitney Jr.	61,421	(3)(8)	*
James C. Gale	25,000	(3)(8)	*
George N. Benjamin, III	87,499	(3)(6)(9)	*
Randolph K. Piechocki	32,500	(3)(4)(9)	*
John Wellhausen	1,500	(5)(9)	*
Timothy W. O’Neil	-0-	(9)	-0-
Warren N. Romine	-0-	(9)	-0-
David P. Storey	623,897	(3)(9)(10)	4.5%
William P. Kelly	219,497	(3)(10)	1.6%
Harold B. Cook	138,295	(3)(7)(10)	1.0%
All directors, director nominees and executive officers as a group (11 persons)	2,792,573	(1)(3)(4)(5)(6)(7)	19.4%

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*Less than 1%

(1)

Includes 60,000 shares owned by a partnership controlled by Mr. Goebert. The address for Mr. Goebert is 315 Willowbrook Lane, West Chester, Pennsylvania 19382. Also includes 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held by his wife.

(2)

Information is based on a Schedule 13G dated February 7, 2007 filed with the SEC by Wentworth, Hauser & Violich, Inc., an investment adviser. The address of Wentworth, Hauser & Violich, Inc. is 353 Sacramento Street, Suite 600, San Francisco, California 94111.

(3)

Share ownership of the following persons includes options presently exercisable or exercisable within 60 days of April 2, 2007 as follows: for Mr. Goebert – 20,000 shares; for Mr. Whitney – 5,000 shares; for Mr. Gale – 25,000 shares; for Mr. Benjamin – 5,000 shares; for Mr. Piechocki – 25,000; for Mr. Storey – 623,897 shares; for Mr. Kelly – 219,497 shares; and for Mr. Cook – 128,497 shares.

(4)

Includes 7,500 held jointly by Mr. Piechocki with his wife.

(5)

Represents 1,500 shares held by Mr. Wellhausen in an individual retirement account.

(6)

Includes 82,499 shares held by Mr. Benjamin through a family trust.

(7)

Includes 8,500 shares held by Mr. Cook in an individual retirement account and 1,298 held by Mr. Cook’s children over which Mr. Cook exercises voting and investment power by means of a power-of-attorney.

(8)

The named person is a director whose directorship expires at the annual meeting.

(9)

The named person is a director and a nominee for director at the annual meeting.

(10)

The named person is a Named Executive Officer.

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the annual meeting, seven nominees will be elected as directors. Our board of directors currently consists of nine members, two of whom, as previously announced, are not standing for re-election at the annual meeting. In accordance with our bylaws, the board of directors is currently fixed at nine members. After the annual meeting, the board of directors will be fixed at seven members. The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Our board of directors has nominated each of George N. Benjamin, III, David P. Storey, Donald F.U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, Warren N. Romine and John Wellhausen to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

However, under our Corporate Governance Guidelines, in an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating and governance committee.

The nominating and governance committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director, each nominee’s age and the positions currently held by each nominee with us:

Name and Year First Elected	Age	Position
George N. Benjamin, III (1996)(1)(3)	69	Chairman of the Board
David P. Storey (2000)	54	President, Chief Executive Officer and Director
Donald F.U. Goebert (1968)(2)	70	Director
Randolph K. Piechocki (2002)(1)(2)(3)	54	Director
Timothy W. O’Neil (2006)(2)(3)	45	Director
Warren N. Romine (2006)(1)(3)	36	Director
John Wellhausen (2006)(1)	54	Director

———————

(1)

Member of the audit committee.

(2)

Member of the compensation committee.

(3)

Member of the nominating and governance committee.

The business experience of each nominee for director is set forth below as of April 2, 2007.

George N. Benjamin, III has been our Chairman of the Board since May 2003 and a director since January 1996. He has served as director of Stonebridge Financial Corporation, a Pennsylvania state chartered bank, since January 2000 and director of Aubeta Network Corporation, a facility-based wide area network company, since December 2002. From August 1999 to October 2001, he was the president and chief executive officer of Keystone Networks, Inc., an optical network developer. He was president of BICC Brand Rex from May 1997 to August 1998, and was president and chief executive officer of BICC Cables Corp., N.A., a manufacturer of electrical wires and cable, from August 1998 through June 1999. He was a group vice-president of the Marmon Group, Incorporated, a management consulting organization, from August 1988 until October 1995. He was president of Tie Communications, Incorporated, a provider of business communications and information distribution products from April 1992 to October 1995. He has been a consultant and partner in Trig Systems, LLC, a management and consulting company, since July 1987.

David P. Storey has been our President and Chief Executive Officer and a director since July 2000, after serving as our Executive Vice President and Chief Operating Officer from June 1998 to July 2000. From January 1994 to June 1998, he was executive vice president of manufacturing for Arris Corporation (formerly Antec Corporation). At Arris, Mr. Storey was responsible for six manufacturing facilities which consisted of 2 million sq. ft. of manufacturing and distribution services. In the years preceding Arris, Mr. Storey was an officer of Keptel, Inc, which was acquired by Arris. He has also held senior management positions with EG&G, GTE, Exxon Office Systems, American Hospital Supply and Gould, Inc.

Donald F. U. Goebert served as Chairman of the Board (and a director of our predecessor) from March 1968 until May 2003 and has been a director to the present. He was the President of our predecessor from March 1968 to October 1988, and our President and Chief Executive Officer from April 1993 to December 1997. He has been a director of Stonebridge Financial Corporation, a Pennsylvania state chartered bank, since January 2000, and he has been president of Chester County Fund, Inc., a commercial real estate company, since 1968.

Randolph K. Piechocki has been a director since October 2002. He has served as president of Palco Telecom Service, Inc., a provider of reverse logistic and warranty fulfillment services, from August 1999 to the present. He has held senior level management and advisory positions at TxPort, a manufacturer of carrier class WAN access devices, from October 1997 to August 1999, Voice Control Systems from July 1997 to October 1997 and American Mobile Satellite, a wireless service provider, from April 1996 to September 1996.

Timothy W. O’Neil has been a director since August 2006. He currently serves as the managing director of The EON Group, an independent wireless technology research boutique, which he founded in 2002. From 1997 to 2002, he was a wireless telecommunications analyst at Soundview Technology Group, a technology-focused investment bank that was acquired by Charles Schwab Corp. in 2003. Mr. O’Neil received a Masters of Business Administration from Harvard Business School in 1991.

Warren N. Romine has been a director since August 2006. He currently serves as a senior vice president in the Aerospace•Defense•Government (ADG) Group of Houlihan Lokey Howard & Zukin, a leading international investment bank. From 2000 to 2005, he was employed by Jefferies Quarterdeck, a merger and acquisition advisory firm focused exclusively on the aerospace and defense industry. Mr. Romine received a Masters of Business Administration from Harvard Business School in 1997. He holds NASD Series 7, 63 and 24 designations.

John Wellhausen has been a director since August 2006. He has served as chief executive officer of United Medical Imaging, LLC, a ten-location operator of outpatient imaging centers, since 2004. From 1983 to 2003, Mr. Wellhausen served in various financial capacities at The Marmon Group of Companies, a worldwide organization of more than 100 companies with over $6 billion in annual sales. For approximately eight years he served as vice president and chief financial officer of Marcap Holdings Corporation, a diversified investment company and a unit of The Marmon Group. Mr. Wellhausen received a Masters of Business Administration from the University of Chicago in 1993. He is also a member of the Illinois CPA Society and a registered CPA in the state of Illinois.

Executive Officers and Key Employees

The following table presents information with respect to our executive officers and key employees, as of April 2, 2007.

Name	Age	Position
Executive Officers:
David P. Storey	54	President, Chief Executive Officer and Director
William P. Kelly	50	Executive Vice President and Chief Financial Officer and Secretary
Harold B. Cook	61	Executive Vice President of Operations

Key Employees:
James W. Spence	51	Executive Vice President of Engineering
Theresa M. Zagaruyka	51	Vice President of Engineering

See “—Nominees for Election as Directors” above for additional information concerning Mr. Storey.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

Harold B. Cook has been our Executive Vice President of Operations since February 2006. He served as our Vice President of Operations from July 2000 to January 2006. Mr. Cook joined us in April 1997 as Director of Manufacturing. Prior to joining us, Mr. Cook held the position of director of manufacturing operations at Computer Products Incorporated, Fujitsu America Inc., and Ampro Corporation. Mr. Cook also held operations management positions at Storage Technology Corporation and Harris Corporation.

James W. Spence has been our Executive Vice President of Engineering since January 2004. He served as our Director of Engineering from April 1999 to December 2003. Previously he was engineering manager with Dolphin Technology, L.C., performing system, embedded software, DSP, and hardware design to create trunked and secure mode radio products. From August 1983 to October 1994 he held various positions with Bendix/King, lastly as Software and Digital Engineering Group Leader. He was an original designer of the BK Radio product line, beginning with the LPH portable radio. In the years prior to Bendix/King, he held various engineering design positions with IBM. Mr. Spence holds Bachelor’s and Master’s degrees in Electrical Engineering from the University of Kansas.

Theresa M. Zagaruyka has been our Vice President of Engineering since January 2004. She served as RELM’s Director of Engineering from April 1999 to December 2003. Prior to joining us, she was business manager of Dolphin Technology, L.C., a consulting firm specializing in telecommunications applications. From January 1988 to February 1994 she was involved in the development of the software platform for Bendix/King radio products. Ms. Zagaruyka holds a Bachelor of Science degree in Electrical Engineering from the University of Kansas.

CORPORATE GOVERNANCE

The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Guidelines

Board of Directors Independence

In accordance with the American Stock Exchange corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the American Stock Exchange corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that eight of its nine members are “independent” within the independence requirements of the American Stock Exchange corporate governance listing standards, all applicable rules and regulations of the SEC, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. These eight directors are: George N. Benjamin, III, Ralph R. Whitney Jr., James C. Gale, Donald F.U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, Warren N. Romine and John Wellhausen.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least two times per year. The board of directors has designated Mr. Benjamin as the presiding director for these meetings.

Voting for Directors

In an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating and governance committee.

The nominating and governance committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Mandatory Retirement Age for Directors

No individual will be eligible to be nominated for election or re-election as a director upon attaining the age of 72.

Shareholder Communications

Our board of directors believes that it is important for our stockholders to have a process to send communications to the board. Accordingly, stockholders desiring to send a communication to the board of directors, or to a specific director, may do so by delivering a letter to the corporate secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "stockholder-board communication" or "stockholder-director communication." All such letters must identify the author as the stockholder and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

Policy Concerning Director Attendance at Annual Stockholders' Meetings

While we encourage all members of our board of directors to attend our annual stockholders' meetings, there is no formal policy as to their attendance at annual stockholders' meetings. All six of the then members of our board of directors attended the 2006 annual stockholders' meeting.

Codes of Ethics

The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for the chief executive officer and senior financial officer. These Codes are available at our website at www.relm.com.

We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting such information on our website at www.relm.com.

Meetings and Committees of the Board of Directors

The board of directors held four (4) meetings during 2006, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served that were held during the portion of the year for which he served as a director. The board of directors has a standing audit committee, compensation committee and nominating and governance committee.

Audit Committee. The members of the audit committee are George N. Benjamin, III, Randolph K. Piechocki, Warren N. Romine, John Wellhausen and Ralph R. Whitney Jr. Mr. Whitney, chairperson of the audit committee, is not standing for re-election as a director at the annual meeting. The audit committee has a written charter, which is available at our website at www.relm.com. The audit committee charter requires that the audit committee consist of three or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the American Stock Exchange. The board of directors has determined that each of the members of the audit committee is independent, as defined by Rule 10A-3 of the Securities Exchange Act of the 1934 (the “Exchange Act”), and the corporate governance listing standards of the American Stock Exchange. The board of directors also has determined that each of Messrs. Whitney and Wellhausen is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The audit committee has oversight responsibility for quality and integrity of our consolidated financial statements. The committee meets privately with members of our independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the committee. The audit committee met eight (8) times during 2006. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our shareholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, BDO Seidman LLP. The policy requires that all services to be provided by BDO Seidman LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by BDO Seidman LLP to us during 2006. BDO Seidman LLP did not provide any audit-related or non-audit services to us during 2006.

Compensation Committee. The members of the compensation committee are Donald F.U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil and James C. Gale. Mr. Gale, currently chairperson of the compensation committee, is not standing for re-election as a director at the annual meeting. All members of the compensation committee are independent within the corporate governance listing standards of the American Stock Exchange. The compensation committee does not have a written charter. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our stock option plans. During 2006, the compensation committee met two (2) times.

Nominating and Governance Committee. The members of the nominating and governance committee (formerly known as the nominating committee) are George N. Benjamin, III, Ralph R. Whitney Jr., Timothy W. O’Neil, Warren N. Romine and Randolph K. Piechocki, who serves as chairperson. All members of the nominating and governance committee are independent within the corporate governance listing standards of the American Stock Exchange. The nominating and governance committee has a written charter, which is available at our website at www.relm.com. During 2006, the nominating and governance committee met four (4) times.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance guidelines and policies, and monitors our compliance with these corporate governance guidelines and policies.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The nominating and governance committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” attached as Annex A to this proxy statement. We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, whom the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” attached as Annex B to this proxy statement. The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Shareholders” attached as Annex C to this proxy statement. In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate a qualified incumbent director. In addition, the nominating and governance committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2008 annual meeting of stockholders is required to do so prior to December 7, 2007. Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Shareholders Submitting Director Candidate Recommendations” attached as Annex D to this proxy statement. Submissions should be addressed to the nominating and governance committee care of our corporate secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

DIRECTOR COMPENSATION

The following table shows the cash fees and option awards earned, paid or awarded to each of our directors during the year ended December 31, 2006. For a description of the directors’ fees and awards, see the narrative description immediately following the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
George Benjamin, III	65,500	—	10,685	—	—	—	76,185
James C. Gale	13,750	—	10,685	—	—	—	24,435
Donald F. U. Goebert	12,750	—	10,685	—	—	—	23,435
Randolph K. Piechocki	17,750	—	10,685	—	—	—	28,435
Ralph R. Whitney Jr.	15,500	—	10,685	—	—	—	26,185
Timothy W. O’Neil	3,250	—	—	—	—	—	3,250
Warren N. Romine	3,500	—	—	—	—	—	3,500
John Wellhausen	3,500	—	—	—	—	—	3,500

———————

(1)

Amounts shown were calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” (“SFAS 123R”). On May 10, 2006, stock option grants for 5,000 shares of our common stock were made to the directors indicated above at an exercise price of $7.39 per share and a SFAS 123R value of $2.14 per option. The value shown is what is also included in our consolidated financial statements per SFAS 123R. See Note 11 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding the assumptions underlying the valuation of these option grants under SFAS 123R.

During 2006, we paid to each of our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our directors receive a yearly retainer fee of $8,000. During 2006, we paid $50,000 to Mr. Benjamin for his services as chairman of the board. On May 10, 2006, after the 2006 annual stockholders’ meeting, each of our non-employee directors received a stock option grant to purchase 5,000 shares of our common stock at an exercise price of $7.39 per share. These stock option grants were made pursuant to the terms of our 1996 Non-Employee Directors Stock Option Plan, which expired in October 2006. Our expired 1996 Non-Employee Directors Stock Option Plan provided for automatic annual grants of stock options for 5,000 shares to each non-employee director on the date of each annual meeting of stockholders at which such individual is elected or re-elected as a director. The 1996 Director Plan further provided that each grant be made at an exercise price equal to the fair market value of our common stock on the date of grant, each grant become fully exercisable eleven months after the date of grant, or earlier upon a change of control as defined in the Plan, and each grant expire five years from the date of grant or earlier in the event service as a director ceases.

To replace the expired 1996 Plan, on January 5, 2007, the board of directors adopted the 2007 Non-Employee Directors’ Stock Option Plan and granted a total of 15,000 stock options to three of our non-employee directors following their appointment as members of our board of directors in August 2006. At the annual meeting, we are asking stockholders to approve the 2007 Director Plan under Proposal 2. At the annual meeting, we are also asking stockholders to approve the 2007 Incentive Compensation Plan under Proposal 3. Under the 2007 Incentive Compensation Plan, directors would eligible to receive grants of stock options. As a result, if the 2007 Director Plan and the 2007 Incentive Compensation Plan are both approved by stockholders at the annual meeting, under the terms of the 2007 Incentive Compensation Plan, we will not have authority to grant additional stock options under the 2007 Director Plan. The 2007 Director Plan would become effective and remain in effect only with respect to its currently outstanding 15,000 stock options. If the 2007 Director Plan is approved and the 2007 Incentive Compensation Plan is not approved by stockholders at the annual meeting, the 2007 Director Plan would become effective and we would have authority to grant additional stock options under it. If the 2007 Incentive Compensation Plan is approved and the 2007 Director Plan is not approved by stockholders at the annual meeting, the 2007 Director Plan would terminate and the 15,000 stock options currently outstanding under it would terminate as well. For a description of the 2007 Director Plan, see “Proposal 2: Approval of 2007 Non-Employee Director Stock Option Plan” on page 37 of this proxy statement. For a description of the 2007 Incentive Compensation Plan, see “Proposal 3: Approval of 2007 Incentive Compensation Plan” on page 43 of this proxy statement. All non-employee directors are entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm BDO Seidman LLP, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement of Auditing Standards 61. In addition, the audit committee has received the written disclosures and the letter from BDO Seidman LLP required by Independent Standards Board No. 1 and has discussed with BDO Seidman LLP its independence from management and the Company, and has considered the compatibility of nonaudit services with BDO Seidman LLP’s independence.

The audit committee discussed with BDO Seidman LLP the overall scope and plans for its audit. The audit committee met with BDO Seidman LLP, with and without management present, to discuss the results of its examination, its evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited consolidated financial statements for 2006 be included in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

George N. Benjamin, III

Randolph K. Piechocki

Ralph R. Whitney Jr. (chairperson)

Warren N. Romine

John Wellhausen

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

The compensation committee of our board of directors determines the compensation for our executive officers and oversees the administration of our executive compensation programs. The compensation committee is comprised entirely of independent directors.

Objectives of Our Compensation Program

The primary objectives of our compensation program for our chief executive officer (the “CEO”) and our other two executive officers named in the Summary Compensation Table on page 26 of this proxy statement (together with the CEO, the “Named Executive Officers”) are to retain the Named Executive Officers, all of whom have been employed by us since at least 1998, and align their annual cash and long-term stock incentives with the creation of stockholder value. We attempt to accomplish these objectives through two means. First, we pay the Named Executive Officers compensation consisting of a mix of base salary, cash bonus and stock options. Second, the compensation committee strives to design a compensation program that ties a significant portion of our Named Executive Officers’ total compensation to our financial performance.

Overview of Compensation Philosophy and Program

The compensation committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual performance goals by us, and which aligns the Named Executive Officers’ interests with those of stockholders by rewarding performance based on established goals, with the ultimate objective of creating stockholder value. The compensation committee evaluates both performance and compensation to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to the Named Executive Officers remains competitive with market practices. To that end, the compensation committee believes executive compensation packages provided by us to the Named Executive Officers, should include both cash and stock-based compensation that reward performance as measured against established goals. The purpose of our compensation program is to reward exceptional organizational performance.

The following compensation objectives are considered in setting the compensation program for our Named Executive Officers:

•

drive and reward performance which supports our core values;

•

provide a significant percentage of total compensation that is “at-risk”, or variable, based on predetermined performance criteria;

•

encourage stock ownership to align the interests of the Named Executive Officers with those of stockholders;

•

design competitive total compensation to enhance our ability to retain our Named Executive Officers and attract additional ones, if necessary; and

•

set compensation and provide incentives that reflect competitive market practices.

Role of Named Executive Officers in Compensation Decisions

The Compensation Committee makes all final compensation decisions for the Named Executive Officers, including stock options. The CEO annually reviews the performance of each of the other Named Executive Officers, while the compensation committee reviews the performance of the CEO. The conclusions and recommendations resulting from the CEO’s review are then presented to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of the CEO’s recommendations.

Compensation Elements and Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our Named Executive Officer compensation philosophy includes the following three principles:

(i)

Compensation should be related to company performance

 We believe that a significant portion of a named executive officer’s compensation should be tied not only to individual performance, but also to company performance measured against financial objectives. During periods when performance meets or exceeds the established financial objectives, Named Executive Officers should be paid at or more than expected levels. When our performance does not meet these financial objectives, incentive award payments, if any, should be less than such levels.

(ii)

Incentive compensation should represent a significant portion of a Named Executive Officer’s total compensation

We intend to allocate a significant portion of a Named Executive’s Officer’s total compensation to incentive compensation in order to minimize costs when company performance is not optimum. A significant portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based on financial measures of sales growth and profitability. Named Executive Officers have the incentive of increasing sales and profitability in order to earn a significant portion of their compensation package.

(iii)

Incentive compensation should balance short-term and long-term performance

Although we do not have a formal policy for a specific allocation between current and long-term compensation or cash and non-cash compensation, the compensation committee seeks to achieve a balance between encouraging strong short-term annual results and ensuring our long-term viability and success. To reinforce the importance of balancing these perspectives, the Named Executive Officers will be provided both short- and long-term incentives. We provide the Named Executive Officers and many employees with the means to become stockholders or to share accretion in value with stockholders. These opportunities include stock option grants and, if the 2007 Incentive Compensation Plan under Proposal 3 is approved by stockholders, restricted stock awards, stock appreciation rights, performance awards, deferred stock awards and other stock-based awards, among others.

Elements of Compensation

The elements of our executive compensation program consist of a base salary, participation in certain performance-based compensation plans, including our annual executive incentive compensation plan developed at the beginning of each year by the compensation committee with the assistance of the CEO and our 1997 Stock Option Plan (which expires in October 2007). Because our 1997 Stock Option

Plan expires in October 2007, in this proxy statement, we are asking stockholders to approve the 2007 Incentive Compensation Plan, a new performance-based compensation plan that would permit us to award to the Named Executive Officers and other persons providing services to us stock options, as well as additional forms of equity incentive compensation. Our executive compensation program also includes our 401(k) plan. Finally, each of our Named Executive Officers is a party to a change of control agreement with us.

Base Salary. Each named executive officer is paid a base salary that is reviewed annually by the compensation committee. The Named Executive Officers’ salaries were reviewed in February 2006 and increased by the compensation committee effective as of January 1, 2006. The CEO’s base salary was increased by 3.0%, while the other two Named Executive Officers’ base salaries were increased by 3.0% and 18%, respectively. The base salaries for 2006 of the Named Executive Officers are shown in column (c) of the Summary Compensation Table on page 26 of this proxy statement.

2006 Executive Incentive Compensation Plan. On February 23, 2006, the compensation committee, working together with the CEO, established and adopted the 2006 executive incentive compensation plan for the Named Executive Officers. This incentive compensation plan entitled the Named Executive Officers to potential cash and stock option awards based on our achievement in 2006 of performance criteria-sales and pre-tax income-at specified levels. The Named Executive Officers were not entitled to any compensation awards under the plan based on their individual performances. The compensation committee reviewed the appropriateness of the performance criteria and levels used in the incentive plan and the degree of difficulty in achieving the specific performance levels.

Under this executive compensation plan, each of the Named Executive Officers were eligible to receive a potential cash bonus ranging from 15% to 100% of his base salary based on our achievement in 2006 of specified levels of sales ranging from $30,000,000 to $45,000,000 and pre-tax income (without taking into account non-cash share-based compensation expense under SFAS 123R) ranging from $4,500,000 to $9,500,000. The targets for sales and pre-tax income were $40,000,000 and $6,500,000, respectively. Cash bonuses for the Named Executive Officers were weighted as follows: 25% for sales and 75% for pre-tax income.

Under the plan, each Named Executive Officer was granted 25,000 stock options subject to performance vesting. The stock options, exercisable at a price of $11.40 per share (the closing price on the American Stock Exchange on February 23, 2006) and subject to the terms of our 1997 stock option plan other than for vesting, vested in whole or in part ranging from 938 options to 25,000 options depending upon our achievement in 2006 of the same specified levels of sales and pre-tax income as are applicable to the payment of cash bonuses described above. The vesting of the options are weighted in the same manner as the payment of cash bonuses. Any options that do not vest to a named executive officer because of our failure to achieve the specified levels of sales and pre-tax income were automatically forfeited and canceled.

In March 2007, our sales and pre-tax income for 2006 were determined to be $32,445,000 and $5,925,000, respectively. Based on these operating results, each Named Executive Officer was awarded a cash bonus equal to 66.0% of his base salary, while 66.0% (or 16,497) of each named executive officer’s award of 25,000 stock options vested. The amounts of their bonuses and the value of the vested stock options are shown in columns (g) and (f), respectively, of the “Summary Compensation Table” on page 26 of this proxy statement. The amount of the cash bonuses and the amount of vested options represent 88% of the applicable Targets for all of the Named Executive Officers shown in the “Grants of Plan-Based Awards Table” on page 27 of this proxy statement.

As reported in our Current Report on Form 8-K dated February 7, 2007, on February 7, 2007, the compensation committee established and adopted the 2007 executive incentive compensation plan for the Named Executive Officers. Under the 2007 executive incentive compensation plan, each of the named executive officers is eligible to receive a cash bonus ranging from 25% to 100% of his base salary for 2007 and a stock option award ranging from 3,125 to 25,000 stock options if we achieve 2007 sales and pre-tax income that fall on or within minimum and maximum specified levels. These potential cash bonuses and stock option awards will be weighted as follows: 50% for sales and 50% for pre-tax income.

2007 Incentive Compensation Plan. Because our 1997 Stock Option Plan expires in October 2007, on March 26, 2007, our board of directors adopted, subject to stockholder approval, the 2007 Incentive Compensation Plan (“2007 Plan”). The 2007 Plan provides for the grant of equity based awards to officers, directors, employees, consultants and other persons providing services to us or our subsidiaries. While the 1997 Stock Option Plan only authorizes the grant of stock options, if the 2007 Plan is approved by stockholders, awards may consist of stock options, restricted stock awards, stock appreciation rights, performance awards, deferred stock awards and other stock-based awards, among others.

One purpose of the 2007 Plan is to further the growth in our earnings and market appreciation of our stock by providing long-term incentives to officers, directors, employees and other persons providing services to us. We intend that the long-term incentives provided by the 2007 Plan will help us recruit, retain and motivate its officers, directors, employees, consultants and other persons who provide important services to us. The 2007 Plan is designed to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

As of the date hereof, no awards have been made under the 2007 Plan, although the compensation committee may make awards prior to stockholder approval of the 2007 Plan. Any such awards would be contingent upon stockholder approval being obtained. The approval of the 2007 Plan is the subject of Proposal 3 in this proxy statement.

Stock Options. The grant of stock options to the Named Executive Officers, employees and consultants has been made under the our 1997 Stock Option Plan (the “1997 Plan”). As discussed above, because the 1997 Plan expires in October 2007, in this proxy statement, we are asking stockholders to approve the 2007 Plan. We believe that grants of stock options serve as effective long term incentives for the Named Executive Officers that encourage them to remain with us and continue to excel in their performance.

Each stock option permits the Named Executive Officer, for a limited term (known as the “option term”), to purchase one share of our stock from us at the exercise price, which is the closing price of our common stock on the date of grant. The option term for the Named Executive Officers is generally ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Option holders generally forfeit any unvested options if their employment with us terminates.

Stock options have value only to the extent the price of our common stock on the date of exercise exceeds the exercise price and the holder of the option remains employed during the period required for the option to “vest” thus providing an incentive for an option holder to remain employed by us. In addition, stock options link a portion of the recipient’s compensation to stockholders’ interests by providing an incentive to increase the market price of our stock.

The number of outstanding stock options held by the Named Executive Officers as of December 31, 2006 are shown on the “Outstanding Equity Awards At Fiscal Year-End Table” on page 29 of this proxy statement. Additional information about these stock options, including the number of shares subject to each grant and the exercise price for each grant, is also shown in the “Outstanding Equity Awards At Fiscal Year-End Table.”

Retirement, Health and Welfare Benefits. We offer a variety of health and welfare programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and accidental death and disability. We provide full time employees, regularly scheduled to work 30 or more hours per week, long-term disability and basic life insurance at no cost to the employee. In lieu of maintaining short-term disability insurance for our full-time employees, any full-time employee that becomes disabled is eligible to be paid such full-time employee’s then full salary from the date of disability until the date on which such full-time employee is eligible to receive long-term disability insurance benefits. We offer a qualified 401(k) savings and retirement plan. All of our employees, including the Named Executive Officers, are generally eligible for the 401(k) plan. Our contribution to the 401(k) plan is either a percentage of the participants salary (50% of the participants contribution up to a maximum of 6%) or a discretionary amount. The amounts of our matching contributions under the 401(k) Plan for 2006 for each of the Named Executive Officers is included in column (i) of the “Summary Compensation Table” on page 26 of this proxy statement.

Change of Control Agreements. We have change of control agreements with our Named Executive Officers. Please see “Potential Payments Upon Termination In Connection With A Change Of Control” on page 31 of this proxy statement for a description of these change of control agreements.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by us in any year with respect to the CEO or any other Named Executive Officer unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. None of our Named Executive Officers earned compensation in 2006 in excess of this $1,000,000 limitation. We have designed the 2007 Plan to satisfy the requirements for performance based compensation within the meaning of Section 162(m) of the Code. If approved by stockholders at the annual meeting, compensation paid to any Named Executive Officer under the 2007 Plan would be qualified for deductibility under Section 162(m) in the event such compensation exceeded the $1,000,000 limitation. We may from time to time pay compensation to our Named Executive Officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

Although we will generally attempt to structure executive compensation so as to preserve deductibility, we also believe that there may be circumstances where our interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

Although equity awards may be deductible for tax purposes by us, the accounting rules pursuant to SFAS 123R require that the portion of the tax benefit in excess of the financial compensation cost be recorded to paid-in-capital.

Stock Option Practices

The compensation committee formally approves all stock option grants to the Named Executive Officers. In 2006, as described above, the compensation committee granted to the Named Executive

Officers stock options subject to performance vesting under the 2006 executive incentive compensation plan at its regularly scheduled meeting on February 23, 2006. The compensation committee determines the effective date of such grants without regard to current or anticipated stock price levels or the release of material non-public information. The compensation committee also may make, and in the past has made, special grants to the Named Executive Officers during the course of a year. The compensation committee may delegate, and has in the past delegated, authority to the CEO to make grants during the course of the year to employees who are not executive officers, primarily for new hires, promotions, to retain valued employees or to award exceptional performance. These grants may be subject to performance or time vesting, and are issued on the date of grant or upon a date certain following the grant date, such as the date on which a new hire commences his or employment by us. All stock options granted under our stock option plans, whether made by the compensation committee or the CEO, are to be at an exercise price equal to the closing sales price for a share of our common stock on the date of grant.

In late 2006, we conducted an internal review of historical option grant practices to determine if there had been any known instances of backdating grants to reduce the exercise price below the price on the date the grants were approved, or inappropriate timing of grants such that employees improperly benefited from a lower, more favorable exercise price. Our internal review concluded that there had been no instances of backdating or inappropriate timing of grants.

SUMMARY COMPENSATION TABLE

The following table sets forth for each of our Named Executive Officers: (i) the dollar value of base salary earned during the year ended December 31, 2006; (ii) the aggregate grant date fair value of vested stock options awards for the year, computed in accordance with SFAS 123R; (iii) the dollar value of earnings for services pursuant to awards granted under our non-equity incentive plan for the year; (v) all other compensation for the year; and (v) the dollar value of total compensation for the year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David P. Storey	2006	268,000	—	—	151,125	176,849	—	10,928(3)	606,902
President and Chief Executive Officer

William P. Kelly	2006	160,000	—	—	151,125	105,582	—	8,987(4)	425,694
Executive Vice President, Chief Financial Officer and Secretary

Harold B. Cook	2006	125,000	—	—	151,125	82,486	—	6,348(5)	364,959
Executive Vice President of Operations

_____________

(1)

Stock option grants for 25,000 options were made to each Named Executive Officer on February 23, 2006 at an exercise price of $11.40 per share and vested in whole or in part depending upon our achievement in 2006 of certain levels of sales and pre-tax income specified in our 2006 executive incentive compensation plan. Based on our sales and pre-tax income (without taking into account non-cash share-based compensation expense) results for 2006, 16,497 stock options vested to each Named executive officer. See the “Grants of Plan-Based Awards Table” on page 27 of this proxy statement. The values shown represent the allocable portion of compensation expense we recognized in 2006 for the vested portion of each Named Executive Officer’s stock option grant for 25,000 options. Amounts shown were calculated utilizing the provisions of SFAS 123R. See Note 11 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 regarding the assumptions underlying the valuation of these option grants under SFAS 123R.

(2)

Under our 2006 executive incentive compensation plan, each Named Executive Officer was eligible to receive a cash bonus ranging from 15% to 100% of his 2006 based salary depending upon our achievement in 2006 of certain levels of sales and pre-tax income specified in the plan. The amounts shown for each Named Executive Officer reflect the cash bonus awarded to him on March 7, 2007 under the plan based on our sales and pre-tax income results for 2006. See “—Compensation Discussion and Analysis” preceding this Table. See also the “Grants of Plan-Based Awards Table” on page 27 of this proxy statement.

(3)

The amount shown for Mr. Storey represents our matching contribution of $6,728 to Mr. Storey’s account under our 401(k) plan and our payment of $4,200 for long-term disability, life and health insurance premiums for the benefit of Mr. Storey.

(4)

The amount shown for Mr. Kelly represents our matching contribution of $4,958 to Mr. Kelly’s account under our 401(k) plan and our payment of $4,029 for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly.

(5)

The amount shown for Mr. Cook represents our matching contribution of $3,078 to Mr. Cook’s account under our 401(k) plan and our payment of $3,270 for long-term disability, life and health insurance premiums for the benefit of Mr. Cook.

Each of the named executive officers did not receive any other compensation during 2006 except for perquisites and other personal benefits of which the total value did not exceed $10,000.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to the grants of plan-based awards under our 2006 executive incentive compensation plan made to the Named Executive Officers for the year ended December 31, 2006.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All other Stock Awards: Number of Shares of Stock	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	(j)	($/Sh) (k)
David P. Storey	2/23/06(3)	40,200	201,000	268,000	3,751	18,751	25,000	—	—	—
William P. Kelly	2/23/06(4)	24,000	120,000	160,000	3,751	18,751	25,000	—	—	—
Harold B. Cook	2/23/06(5)	18,750	93,751	125,000	3,751	18,751	25,000	—	—	—

———————

(1)

Under the 2006 executive incentive compensation plan, the award for 2006 performance was granted at 88% of the Target for all of the Named Executive Officers, as determined in March 2007. The “Threshold” reference shown in the table means the minimum threshold performance level must be met to receive the minimum cash incentive award. Failure to meet the minimum threshold for all performance measures would result in no award.

(2)

Under the 2006 executive incentive compensation plan, stock option grants for 25,000 options were made to each Named Executive Officer on February 23, 2006 at an exercise price of $11.40 per share and vested in whole or in part depending upon our achievement in fiscal year 2006 of certain levels of sales and pre-tax income (without taking into account non-cash share-based compensation expense) specified in our 2006 executive incentive compensation plan. The option grants vested at 88% of the Target for all of the Named Executive Officers, as determined in March 2007. The “Threshold”

reference shown in the table means the minimum threshold performance level must be met for vesting of the minimum portion of the option award. Failure to meet the minimum threshold for all performance measures would result in the forfeiture of 100% of the option award.

(3)

The estimated possible payout information shown for the 2006 executive incentive compensation plan is for the 2007 cash award for 2006 performance. Mr. Storey’s actual cash award in 2007 for 2006 performance was granted at 88% of Target, for a total award of $176,849. See also column (g) of the “Summary Compensation Table.” Based on 2006 performance, Mr. Storey’s stock option grant of 25,000 options vested in 2007 at 88% of Target, for a total of 16,497 stock options. For the value of the these stock options based on SFAS 123R, see column (f) of the “Summary Compensation Table.”

(4)

The estimated possible payout information shown for the 2006 executive incentive compensation plan is for the 2007 cash award for 2006 performance. Mr. Kelly’s actual cash award in 2007 for 2006 performance was granted at 88% of Target, for a total award of $105,582. See also column (g) of the “Summary Compensation Table.” Based on 2006 performance, Mr. Kelly’s stock option grant of 25,000 options vested in 2007 at 88% of Target, for a total of 16,497 stock options. For the value of these options based on SFAS 123R, see column (f) of the “Summary Compensation Table.”

(5)

The estimated possible payout information shown for the 2006 executive incentive compensation plan is for the 2007 cash award for 2006 performance. Mr. Cook’s actual cash award in 2007 for 2006 performance was granted at 88% of Target, for a total award of $82,486. See also column (g) of the “Summary Compensation Table.” Based on 2006 performance, Mr. Cook’s stock option grant of 25,000 options vested in 2007 at 88% of Target, for a total of 16,497 stock options. For the value of these options based on SFAS 123R, see column (f) of the “Summary Compensation Table.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2006 for the Named Executive Officers. There were no outstanding stock awards as of December 31, 2006 for the Named Executive Officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David P. Storey	97,400 145,000 55,000 245,000 50,000 5,000 10,000	(1) (2) (3) (4) (5) (6) (7)		25,000 (8)	3.06 3.12 1.00 1.10 1.14 2.05 2.10 11.40	6/23/08 8/9/09 11/18/10 11/20/11 2/12/12 2/10/14 2/22/15 2/22/16	—	—	—	229,000
William P. Kelly	75,000 8,688 41,412 62,900 5,000 10,000	(9) (10) (11) (12) (13) (14)		25,000 (15)	3.12 1.00 1.00 1.10 2.05 2.10 11.40	8/9/09 11/18/10 7/18/11 11/20/11 2/10/14 2/22/15 2/22/16	—	—	—	229,000
Harold B. Cook	20,000 22,000 20,000 5,000 15,000 10,000 15,000	(16) (17) (18) (19) (20) (21) (22)	5,000 (20)	25,000 (23)	2.87 1.00 1.10 2.05 2.35 2.10 4.50 11.40	1/3/10 11/18/10 1/25/12 2/10/14 5/5/14 2/22/15 10/27/15 2/22/16	—	—	—	229,000

———————

(1)

The option was granted on June 23, 1998. The option is fully vested and exercisable.

(2)

The option was granted on August 9, 1999. The option is fully vested and exercisable.

(3)

The option was granted on November 17, 2000. The option is fully vested and exercisable.

(4)

The option was granted on November 19, 2001. The option is fully vested and exercisable.

(5)

The option was granted on February 11, 2002. The option is fully vested and exercisable.

(6)

The option was granted on February 11, 2004. The option is fully vested and exercisable.

(7)

The option was granted on February 23, 2005. The option is fully vested and exercisable.

(8)

The option was granted on February 23, 2006. See the “Grants of Plan-Based Awards Table” for additional information regarding this option.

(9)

The option was granted on August 9, 1999. The option is fully vested and exercisable.

(10)

The option was granted on November 17, 2000. The option is fully vested and exercisable.

(11)

The option was granted on July 17, 2001. The option is fully vested and exercisable.

(12)

The option was granted on November 19, 2001. The option is fully vested and exercisable.

(13)

The option was granted on November 11, 2004. The option is fully vested and exercisable.

(14)

The option was granted on February 23, 2005. The option is fully vested and exercisable.

(15)

The option was granted on February 23, 2006. See the “Grants of Plan-Based Awards Table” for additional information regarding this option.

(16)

The option was granted on January 3, 2000. The option is fully vested and exercisable.

(17)

The option was granted on November 17, 2000. The option is fully vested and exercisable.

(18)

The option was granted on January 24, 2002. The option is fully vested and exercisable.

(19)

The option was granted on February 11, 2004. The option is fully vested and exercisable.

(20)

The option was granted on May 5, 2004. The option vested pro rata as to one-quarter beginning on the grant date and thereafter on the ensuing three anniversaries of the grant date. Thus, three-quarters of the option is fully vested and exercisable. The remaining quarter of the option will vest and become exercisable on May 5, 2007.

(21)

The option was granted on February 23, 2005. The option is fully vested and exercisable.

(22)

The option was granted on October 28, 2005. The option is fully vested and exercisable.

(23)

The option was granted on February 23, 2006. See the “Grants of Plan-Based Awards Table” for additional information regarding this option.

OPTION EXERCISES AND STOCK VESTED

The following table provides certain information regarding option awards exercised during 2006 by the Named Executive Officers. There were no outstanding stock awards as of December 31, 2006 for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
David P. Storey	2,600	19,658	—	—
William P. Kelly	114,500	1,009,542	—	—
Harold B. Cook	—	—	—	—

PENSION BENEFITS

The table disclosing the actuarial present value of each Named Executive Officer’s accumulated benefit under defined benefit plans, the number of years of credited service under each such plan, and the amount of pension benefits paid to each Named Executive Officer during 2006 is omitted because we do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2006 was our qualified 401(k) retirement plan, which is available to all employees.

NON-QUALIFIED DEFERRED COMPENSATION

The table disclosing contributions to non-qualified defined contributions and other deferred compensation plans, each Named Executive Officer’s withdrawals, earnings and fiscal year end balances in those plans is omitted because, in 2006 we had no nonqualified deferred compensation plans or benefits for the Named Executive Officers or other employees.

POTENTIAL PAYMENTS UPON TERMINATION IN CONNECTION
WITH A CHANGE OF CONTROL

Effective January 2004, we entered into change of control agreements with each of our Named Executive Officers. These change of control agreement are so-called “double trigger” agreements, meaning that that two events must occur in order for compensation to be paid: (1) a change of control must occur and (2) prior to the last day of the 18th full calendar month following a change of control we terminate the named executive officer’s employment without “cause” or the Named Executive Officer terminates his employment for “good reason.” In this summary, we refer to these two events as the “Change-In-Control Triggering Events.” Double trigger agreements were selected to protect our stockholders from the Named Executive Officers choosing to leave us a result of a change of control where there is no adverse employment action. The agreements terminate on December 31, 2008 if a change of control has not occurred by then, unless extended by us in our sole discretion. The terms “change of control”, “cause” and “good reason” are defined for this purpose below.

Each agreement provides that upon the occurrence of the Change-In-Control Triggering Events, we will pay the affected Named Executive Officer the following compensation and benefits in addition to any benefits he is due under our employee benefit plans, equity and incentive compensation plans or policies in effect at the time of termination:

a.

cash payment in one lump sum equal to 200% of his annual base salary in calendar year 2004;

b.

continuation of health, life and disability insurance benefits for a period of two years; and

c.

outplacement services for a period of one year.

The information below reflects the estimated current value of the compensation and benefits described in clauses (a) through (c) above to be paid to each of our Named Executive Officers upon the occurrence of the Change-In-Control Triggering Events. The amounts shown below assume that termination of employment was effective as of December 31, 2006. The actual values can only be determined at the time of actual termination of their employment with us.

Payment or Benefit	David P. Storey	William P. Kelly	Harold B. Cook
Clause (a)	$500,000	$297,000	$200,000
Clause (b)	$ 8,400	$ 8,058	$ 6,540
Clause (c)	$ 62,500	$ 37,125	$ 25,000
Total	$570,900	$342,183	$231,540

Each agreement also provides that the Named Executive Officer will not, directly or indirectly, disclose any of our confidential information, solicit any of our employees (current and former within the preceding twelve months) or compete against us during his employment and for a period of one year after his employment is terminated for any reason whatsoever.

For purposes of each change of control agreement, the terms “change of control,” “cause” and “good reason” are defined as follows:

“Change of control” means:

•

individuals who, as of the January 1, 2004, constitute our board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Incumbent Board, provided that any person becoming a director subsequent to January 1, 2004 whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors to our board of directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) shall be considered as though such person were a member of the Incumbent Board; and

•

either

•

the approval by our shareholders of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including a public offering of our common stock for our own account registered under the Securities Act of 1933), in each case, with respect to which persons who were shareholders of us immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of us or the sale of all or substantially all of our assets (unless such reorganization, merger, consolidation or other corporate transaction, liquidation dissolution or sale is subsequently abandoned); or

•

the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of more than thirty percent (30%) of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) us or any of our subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries or (z) any person, entity or “group” that as of the effective date owns beneficially (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) a Controlling Interest.

“Cause” means the occurrence of one or more of the following:

•

the executive’s willful and continued failure to substantially perform his reasonably assigned duties with us (other than any such failure resulting from incapacity due to disability or from the assignment to executive of duties that would constitute “good reason”), which failure continues for a period of at least thirty (30) days after written demand for substantial performance has been delivered by us to the executive which specifically identifies the manner in which the executive has failed to substantially perform his duties;

•

the executive’s willful conduct which constitutes misconduct and is materially and demonstrably injurious to us; or

•

the executive’s conviction of a felony which our board of directors reasonably believes has had or will have a material adverse effect on our business or reputation.

“Good reason” means:

•

the assignment to the executive of duties that are significantly different from, and that result in a substantial diminution of, the duties that executive has performed for us immediately prior to January 1, 2004;

•

the relocation of the executive to a location more than thirty (30) miles from his employment location at January 1, 2004 or we requiring the executive to travel on company business to a substantially greater extent than required immediately prior to January 1, 2004;

•

a material reduction in the executive’s annual base salary as in effect immediately prior to such reduction, other than in connection with a general reduction in company compensation levels and in amounts commensurate with the percentage reductions of our other employees of comparable seniority and responsibility; or

•

any purported termination of the executive’s employment by us which is not effected for cause or for which the grounds relied upon are not valid.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 with respect to our equity compensation plans, the 1997 Stock Option Plan and the 1996 Stock Option Plan for Non-Employee Directors (which expired in October 2006), under which our common stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,491,740	$2.81	458,260
Equity compensation plans not approved by security holders	—	—	—
Total	1,491,740	$2.81	458,260

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the “Compensation Discussion and Analysis” set forth elsewhere in this proxy statement. Based on such review, the related discussions and such other matters deemed relevant and appropriate by the compensation committee, the compensation committee has recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2006.

COMPENSATION COMMITTEE

James C. Gale (chairperson)

Donald F.U. Goebert

Randolph K. Piechocki

Timothy W. O’Neil

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the compensation committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries (other than Mr. Goebert who served as our president and chief executive officer from April 1993 to December 1997), or had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K.

During the last fiscal year, none of our executive officers served as:

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

•

a director of another entity, one of whose executive officers served on our compensation committee; and

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

TRANSACTIONS WITH RELATED PERSONS

The nominating and governance committee is responsible for reviewing and approving or ratifying, as appropriate, all transactions with related persons in accordance with our written policy and procedures for transactions with related persons, a copy of which is attached as Annex E to this proxy statement.

During 2006, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2007 that are reportable under Item 404 of Regulation S-K.

PROPOSAL 2: APPROVAL OF 2007 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Background and Purpose

On January 5, 2007, our board of directors adopted the RELM Wireless Corporation 2007 Non-Employee Directors’ Stock Option Plan, subject to stockholder approval, because our 1996 Stock Option Plan for non-employee directors expired in October 2006. As a result, we no longer have authority under the 1996 Plan to grant stock options to our non-employee directors. Non-employee directors are not eligible to receive stock options under our 1997 Stock Option Plan, which will expire in October 2007.

At the annual meeting, we will be asking stockholders to approve the 2007 Non-Employee Directors’ Stock Option Plan.

The purpose of the 2007 Non-Employee Directors’ Stock Option Plan is to retain the services of non-employee directors, to secure and retain the services of new non-employee directors and to provide incentives for such persons to exert maximum efforts for our success.

Our board of directors believes that it is in the best interests of us and our stockholders that we have the ability to grant stock options as a means to retain the services of non-employee directors and align their interests with the interests of our stockholders

There are currently 15,000 outstanding stock options under the 2007 Non-Employee Directors’ Stock Option Plan, which were granted to three of our non-employee directors in January 2007 following their appointment as members of our board of directors in August 2006.

The 2007 Non-Employee Directors’ Stock Option Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Relationship between the 2007 Non-Employee Directors’ Stock Option Plan and the 2007 Incentive Compensation Plan

In addition to the 2007 Non-Employee Director Stock Option Plan, we are asking stockholders to approve the 2007 Incentive Compensation Plan under Proposal 3 because, as indicated above, our 1997 Stock Option Plan will expire in October 2007. Once our 1997 Plan expires, we will no longer have authority to grant stock options under it to our employees or other eligible persons.

If the 2007 Non-Employee Director Stock Option Plan and the 2007 Incentive Compensation Plan are both approved by stockholders at the annual meeting, under the terms of the 2007 Incentive Compensation Plan, we will not have authority to grant additional stock options under the 2007 Non-Employee Directors’ Stock Option Plan. Therefore, the 2007 Non-Employee Directors Stock Option Plan would become effective and remain in effect only with respect to its 15,000 currently outstanding stock options.

If the 2007 Non-Employee Directors’ Stock Option Plan is approved and the 2007 Incentive Compensation Plan is not approved by stockholders at the annual meeting, we will have authority to grant stock options under the 2007 Non-Employee Directors Stock Option Plan. The 2007 Non-Employee Directors’ Stock Option Plan would become effective and we would have authority to grant additional stock options under it.

If the 2007 Incentive Compensation Plan is approved and the 2007 Non-Employee Directors’ Stock Option Plan is not approved by stockholders at the annual meeting, we will not have authority to grant additional stock options under the 2007 Non-Employee Directors Stock Option Plan. The 2007 Non-Employee Directors’ Stock Option Plan would terminate and the 15,000 stock options currently outstanding under it would terminate as well.

Vote Required

The affirmative vote of the holders of a majority of all shares casting votes, either in person by proxy, at the annual meeting is required to approve the 2007 Non-Employee Directors’ Stock Option Plan.

This approval is required by the applicable rules of the American Stock Exchange. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board

Our board of directors unanimously recommends a vote “FOR” this proposal.

Summary of Material Provisions of the 2007 Non-Employee Directors’ Stock Option Plan

The following is a summary of the material provisions of the 2007 Non-Employee Directors’ Stock Option Plan. This summary is qualified in its entirety by reference to the 2007 Non-Employee Directors’ Stock Option Plan, the full text of which is attached as Annex F to this proxy statement. You are urged to read the full text of the 2007 Non-Employee Directors’ Stock Option Plan, which we refer to as the “Option Plan” in this summary.

Plan Administration. Our board of directors will serve as the “plan administrator” of the Option Plan. The board may delegate administration of the Option Plan to any committee thereof in compliance with applicable laws and the rules of the American Stock Exchange. In order to adhere to the rules of the American Stock Exchange, not less than a majority of the members of our board are “independent directors” within the meaning of the rules of the American Stock Exchange. Our board is authorized to:

•

to determine from time to time which of the non-employee directors shall be granted options; when and how each option shall be granted; the provisions of each option granted (which need not be identical), including the time or times when an option shall be vested and exercisable; and the number of shares of our common stock subject to each option;

•

to determine the terms and provisions of each option to the extent not specified in the Option Plan;

•

to construe and interpret the Option Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The board, in the exercise of this power, may correct any defect, omission or inconsistency in the Option Plan or in any option agreement relating to an option , in a manner and to the extent it shall deem necessary or expedient to make the Option Plan fully effective;

•

to amend the Option Plan or an option as provided for in the Option Plan; and

•

generally, to exercise such powers and to perform such acts as the board deems necessary or expedient to promote our best interests and that are not in conflict with the provisions of the Option Plan.

Eligibility. Only directors that are not employees by us or any of our affiliates are eligible to be granted options under the Option Plan.

Types of Options. The Option Plan provides for the grant of non-statutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

Types of Option Grants. The Option Plan provides for three types of option grants to non-employee directors:

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Initial Grants: Without any further action of our board of directors, each person who is elected or appointed for the first time to be a non-employee director automatically shall, upon the date of his or her initial election or appointment to be a non-employee director, be granted an “Initial Grant” to purchase 5,000 shares of our common stock on terms and conditions consistent with those specified by the Option Plan for Initial Grants.

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Annual Grants: Without any further action of our board of directors, on the day of and immediately following each annual meeting of stockholders, commencing with the annual meeting of stockholders in 2007, each person who is then a non-employee director, by virtue of having been elected as such at the annual meeting of stockholders, automatically shall be granted an “Annual Grant” to purchase 5,000 shares of our common stock on terms and conditions consistent with those specified by the Option Plan for Annual Grants . However, a non-employee director is not eligible to receive an Annual Grant if he or she received an Initial Grant within 180 days of a potential Annual Grant.

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Other Grants: Our board of directors may, in its discretion, provide for “Other Grants” to purchase shares of our common stock to one or more non-employee directors from time to time during any fiscal year on terms and conditions consistent with those specified by the Option Plan for Other Grants.

Exercise Prices. The exercise price for each type of option grant shall be 100% of the fair market value of our common stock on the date the option is granted.

Payment of Exercise Price. The exercise price of shares of our common stock acquired pursuant to the exercise of any option may be paid, to the extent permitted by applicable law, by the optionee in any combination of (i) cash or check, (ii) delivery to us of other shares of our common stock (so long as these other shares have been held by the optionee for a sufficient period of time to avoid a charge to our earnings for financial accounting purposes); (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of shares of our common stock, results in either the receipt of cash (or check) by us or the receipt of irrevocable instructions to pay the aggregate exercise price to us from the sales proceeds; (iv) any other legal form of consideration or (v) any of the foregoing.

Vesting and Exercisability. Initial Grants and Annual Grants vest and become exercisable in full 11 months and one day after the date of grant so long as the non-employee director optionee is rendering services to us or any of our affiliates at such time. Other Grants shall vest and become exercisable in full on such terms as determined by our board of directors, in its discretion. Upon termination of a non-employee director optionee’s continuous service with us or any of our affiliates (whether as a director, employee or consultant) by reason of death, disability or resignation after reaching age 72, all types of option grants previously made to the non-employee director optionee shall vest and become immediately exercisable in full as of the date of such termination of continuous service. An option grant of any type shall vest and become exercisable in full immediately prior to a “change in control” (as defined below). Unless otherwise provided in an option, no option grant of any type will be exercisable after the earlier of: (1) expiration of five (5) years from the date of grant; (2) three (3) months from the date the optionee’s continuous service with us or any of our affiliates ceases for any reason (other than death, disability, voluntary resignation after reaching the age of 72 or voluntary resignation in connection with a change in control); or (3) expiration of one year from the date the optionee’s continuous service with us or any of our affiliates ceases by reason of death, disability, voluntary resignation after reaching the age of 72 or voluntary resignation in connection with a change in control.

Under the Option Plan, a “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

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any “Exchange Act Person” (as defined in the Option Plan) becomes the owner, directly or indirectly, of our securities representing more than fifty percent (50%) of the combined voting power of our then outstanding voting securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by us reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by us, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) us and, immediately after the consummation of such merger, consolidation or similar transaction, our stockholders immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;

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there is a complete dissolution or liquidation of us;

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there is consummated a sale, lease, license or other disposition of all or substantially all of our and our subsidiaries’ consolidated assets, other than a sale, lease, license or other disposition of all or substantially all of our and our subsidiaries’ consolidated assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale, lease, license or other disposition; or

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the members of our board of directors as of January 5, 2007 (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the board; (provided, however, that if the appointment or election (or nomination for election) of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall be considered as a member of the Incumbent Board).

Transferability of Options. Any option is transferable by will or by the laws of descent and distribution. An option also may be transferable to an optionee’s “family member” upon our written consent if the transfer is not for value and at the time of transfer, a Form S-8 registration statement under the Securities Act of 1933 is available for the exercise of the option and the subsequent resale of the underlying shares after such transfer. In addition, an optionee may, by delivering written notice to us, in a form provided by or otherwise satisfactory to us, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option. For purposes the Option Plan , the term “family member” has the meaning assigned to it in the general instructions of a Form S-8 registration statement (or any successor form adopted under the Securities Act of 1933).

Corporate Transactions. In the event of a “Corporate Transaction” (as defined below), any surviving corporation or acquiring corporation may assume any or all options outstanding under the Option Plan or may substitute similar stock options for options outstanding under the Option Plan (similar stock options include, but are not limited to, options to acquire the same consideration paid to our stockholders, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation in a Corporate Transaction does not assume any or all such outstanding options or substitute similar stock options for such outstanding options, then with respect to Options that have been neither assumed nor substituted and that are held by optionees whose “continuous service” (as such term in defined in the Option Plan) has not terminated prior to the effective time of the Corporate Transaction, the vesting of such options (and, if applicable, the time at which such options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as our board of directors shall determine (or, if our board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the options shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other options outstanding under the Option Plan that have been neither assumed nor substituted, the vesting of such options (and, if applicable, the time at which such options may be exercised) shall not be accelerated unless otherwise provided in Option Plan or in a written agreement between us or any affiliate and the optionee, and such options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

Under the Option Plan, a “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

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a sale or other disposition of all or substantially all, as determined by our board of directors in its discretion, of our and our subsidiaries’ consolidated assets of us;

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a sale or other disposition by the owners of at least ninety percent (90%) of our outstanding securities; or

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a merger, consolidation or similar transaction whether or not we are the surviving corporation.

Shares Available For Option Grants. There are 200,000 shares of our common stock reserved for issuance under the Option Plan (subject to adjustment for stock splits, stock dividends, recapitalization and other transaction affecting our common stock for which we do not receive any consideration). If any option expires or is terminated or canceled without having been exercised or settled in full the terminated portion of the option will become available for future grant under the Option Plan (unless the Option Plan has been terminated).

Termination or Suspension or Amendment of the Option Plan. The board of directors may terminate or suspend the Option Plan at any time. Suspension or termination of the Option Plan shall not impair the rights and obligations under any then outstanding option without the written consent of the optionee. The board of directors may at any time amend the Option Plan, except that no amendment may be made without stockholder approval if such approval is necessary to satisfy the requirements of applicable laws and approvals under any governmental or regulatory agency or stock exchange.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax consequences applicable to stock options granted under the Option Plan is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not address state, local or foreign tax consequences. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of stock options or the disposition of stock acquired as a result of exercise of stock options.

Because options granted under the Option Plan will be non-statutory stock options, there are generally no tax consequences to the optionee or us by reason of the grant of any stock option . Upon exercise of any option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above).

PROPOSAL 3: APPROVAL OF 2007 INCENTIVE COMPENSATION PLAN

Background and Purpose

On March 26 2007, our board of directors adopted the RELM Wireless Corporation 2007 Incentive Compensation Plan, subject to stockholder approval, because our 1997 Stock Option Plan will expire in October 2007. As a result, we will no longer have authority under the 1997 Stock Option Plan to grant stock options to our employees and other eligible persons.

At the annual meeting, we will be asking stockholders to approve the 2007 Incentive Compensation Plan.

While the 1997 Stock Option Plan only authorizes the grant of stock options, the 2007 Incentive Compensation Plan authorizes a variety of equity based awards, including stock options, restricted stock, stock appreciation rights, performance awards and deferred stock awards. The equity based awards authorized under the 2007 Incentive Compensation Plan are summarized below under “Summary of the Material Provisions of the 2007 Incentive Compensation Plan.”

The purpose of the 2007 Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us. The 2007 Incentive Compensation Plan is intended to enable those persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

There are currently no outstanding awards under the 2007 Incentive Compensation Plan.

The 2007 Incentive Compensation Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Relationship between the 2007 Incentive Compensation Plan and the 2007 Non-Employee Directors’ Stock Option Plan and the 1997 Stock Option Plan

In addition to the 2007 Incentive Compensation Plan, we are asking stockholders to approve the 2007 Non-Employee Directors’ Stock Option Plan under Proposal 2 because our 1996 Stock Option Plan for non-employee directors expired in October 2006. As a result, we no longer have authority under the 1996 Stock Option Plan to grant stock options to our non-employee directors. Non-employee directors are not eligible to receive stock options under the 1997 Stock Option Plan.

If the 2007 Incentive Compensation Plan and the 2007 Non-Employee Directors’ Stock Option Plan are both approved by stockholders at the annual meeting, under the terms of the 2007 Incentive Compensation Plan, we will not have authority to grant additional stock options under either the 2007 Non-Employee Directors’ Stock Option Plan or the 1997 Stock Option Plan. Therefore:

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the 2007 Non-Employee Directors Stock Option Plan would become effective and remain in effect only with respect to its 15,000 currently outstanding stock options; and

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the 1997 Stock Option Plan would remain in effect only with respect to its 1,411,740 currently outstanding stock options.

If the 2007 Incentive Compensation Plan is not approved and the 2007 Non-Employee Directors’ Stock Option Plan is approved by stockholders at the annual meeting, we will have authority to grant additional stock options under the 2007 Non-Employee Directors Stock Option Plan and the 1997 Stock Option Plan. The 2007 Non-Employee Directors’ Stock Option Plan would become effective and we would have authority to grant additional stock options under it. We would continue to have authority to grant additional stock options under the 1997 Stock Option Plan until its expiration in October 2007.

If the 2007 Incentive Compensation Plan is approved and the 2007 Non-Employee Directors’ Stock Option Plan is not approved by stockholders at the annual meeting, we will not have authority to grant additional stock options under the 2007 Non-Employee Directors Stock Option Plan and the 1997 Stock Option Plan. The 2007 Non-Employee Directors’ Stock Option Plan would terminate and the 15,000 stock options currently outstanding under it would terminate as well. The 1997 Stock Option Plan would continue in effect only with respect to its currently outstanding stock options. We would not have authority to grant additional stock options under it.

Vote Required

The affirmative vote of the holders of a majority of all shares casting votes, either in person by proxy, at the annual meeting is required to approve the 2007 Incentive Compensation Plan.

This approval is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Code, (ii) for purposes of compliance with the requirements of incentive stock options under Section 422 of the Code and (iii) by the applicable rules of the American Stock Exchange. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board

Our board of directors unanimously recommends a vote “FOR” this proposal.

Summary of Material Provisions of the 2007 Incentive Compensation Plan

The following is a summary of the material provisions of the 2007 Incentive Compensation Plan. This summary is qualified in its entirety by reference to the 2007 Incentive Compensation Plan, the full text of which is attached as Annex G to this proxy statement. You are urged to read the full text of the 2007 Plan, which we refer to as the “2007 Plan” in this summary.

Shares Available for Awards; Annual Per-Person Limitations. Under the 2007 Plan, 800,000 shares of our company’s common stock are reserved and available for delivery under the 2007 Plan. If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the 2007 Plan. If any option or other award is exercised through the tendering of shares (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements, then only the net of the shares tendered or withheld will count towards the limit. Awards issued in substitution for awards previously granted by a company acquired by our company or one of our subsidiaries or affiliates, or with which our company or one of our subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the 2007 Plan. The maximum number of shares of our common stock that may be issued under the 2007 Plan as a result of the exercise of incentive stock options is 800,000, subject to the adjustments described above.

As discussed above under “Relationship between the 2007 Incentive Compensation Plan and the 2007 Non-Employee Directors’ Stock Option Plan”, if the 2007 Plan is approved by our stockholders at the annual meeting, we will not have authority to grant additional stock options under either the 1997 Stock Option Plan or the 2007 Non-Employee Directors’ Stock Option Plan.

The 2007 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any 12-month period, no eligible person may be granted (i) stock options or stock appreciation rights with respect to more than 200,000 shares of our common stock, or (ii) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 200,000 shares of our common stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units (which are described below) with respect to any 12-month performance period is $2,500,000 [(pro-rated for any 12-month performance period that is less than 12 months)], and for any performance period that is more than 12 months, is $2,500,000 multiplied by the number of full months that are in the performance period.

The committee that administers the 2007 Plan is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility. The persons eligible to receive awards under the 2007 Plan are the officers, directors, employees, consultants and other persons who provide services to our company or any of its subsidiaries or affiliates. An employee on leave of absence may be considered as still in our employ for purposes of eligibility for participation in the 2007 Plan.

Administration. The 2007 Plan is to be administered by a committee designated by our board of directors consisting of not less than two directors, provided, however, that except as otherwise expressly provided in the 2007 Plan, our board of directors may exercise any power or authority granted to the committee under the 2007 Plan. Subject to the terms of the 2007 Plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2007 Plan, construe and interpret the 2007 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2007 Plan.

Stock Options and Stock Appreciation Rights. The committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs”, which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but may not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the 2007 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee, the fair market value of a share of our common stock as of any given date is the closing sales price per share as reported on the principal stock exchange or market on which our common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the committee. The committee, thus, may permit the exercise price of options awarded under the 2007 Plan to be paid in cash, shares, other awards or other property (including loans). Options may be exercised by payment of the exercise price in cash, shares of our common stock, outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time.

The 2007 Plan provides for three types of option grants to non-employee directors:

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Initial Grants: Without any further action of our board of directors, each person who is elected or appointed for the first time to be a non-employee director automatically shall, upon the date of his or her initial election or appointment to be a non-employee director, be granted on “Initial Grant” to purchase 5,000 shares of our common stock on terms and conditions determined by the Committee and consistent with the 2007 Plan.

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Annual Grants: Without any further action of our board of directors, on the day of and immediately following each annual meeting of stockholders, commencing with the annual meeting of stockholders in 2007, each person who is then a non-employee director, by virtue of having been elected as such at the annual meeting of stockholders, automatically shall be granted an “Annual Grant” to purchase 5,000 shares of our common stock on terms and conditions determined by the Committee and consistent with the 2007 Plan. However, a non-employee director is not eligible to receive an Annual Grant if he or she received an Initial Grant within 180 days of a potential Annual Grant.

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Other Grants: Our board of directors may, in its discretion, provide for “Other Grants” to purchase shares of our common stock to one or more non-employee directors from time to time during any fiscal year on terms and conditions determined by the Committee and consistent with the 2007 Plan.

Restricted and Deferred Stock. The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. An eligible person granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee. An award of deferred stock confers upon the recipient the right to receive shares of our common stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents. The committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations. The committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of obligations of our company to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to any terms that the committee may specify.

Other Stock-Based Awards. The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The committee determines the terms and conditions of those awards.

Performance Awards. The committee is authorized to grant performance awards to eligible persons on terms and conditions established by the committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination of those things, as determined by the committee. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify those awards as “performance-based compensation” not subject to the limitation on tax deductibility by the company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the company’s chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of the employee being among our 4 highest compensated officers for the taxable year (other than our chief executive officer). If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not our board of directors.

If and to the extent that the committee determines that these provisions of the 2007 Plan are to be applicable to any award, one or more of the following business criteria for our company and its subsidiaries, on a consolidated basis, and/or for any of our subsidiaries or affiliates, or for business or geographical units of our company and/or any of our subsidiaries or affiliates (except with respect to the total shareholder return and earnings per share criteria), will be used by the committee in establishing performance goals for awards under the 2007 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on assets, net assets, investment, capital, operating revenue or equity; (6) economic value added; (7) direct contribution; (8) income; net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; net operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital or working capital management, including inventory turnover and days sales outstanding; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) stock price. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to our company. The committee will exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our company or not within the reasonable control of our company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards. Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with any terms and conditions that the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our company’s obligations under the 2007 Plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2007 Plan are generally granted without a requirement that the recipient pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the 2007 Plan, awards under other company plans, or other rights to payment from the company, and may grant awards in addition to and in tandem with other awards, rights or other awards.

Acceleration of Vesting; Change in Control. The committee may provide in an award agreement, or otherwise determine, that upon a “change in control” (as defined below), (i) options and stock appreciation rights that previously were not vested or exercisable become immediately exercisable, or (ii) that any restrictions applicable to restricted stock, deferred stock, or other stock based awards immediately lapse. In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

For purposes of the 2007 Plan, a “Change in Control” shall mean the occurrence of any of the following:

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The acquisition by any person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) our then outstanding shares of common stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from us; (w) any acquisition by us; (x) any acquisition by any person that as of the effective date of the 2007 Plan owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any related entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of the third bullet below; or

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Individuals who constitute our board of directors on the effective date of the 2007 Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of our board; provided, however, that any individual becoming a director subsequent to the effective date of the 2007 Plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board; or

•

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving us or any of our related entities (as defined in the 2007 Plan), a sale or other disposition of all or substantially all of our assets, or the acquisition of assets or equity of another entity by us or any of our related entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns us or all or substantially all of our assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of us or such entity resulting from such Business Combination or any person that as of the effective date of the 2007 Plan owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

•

Approval by our shareholders of our complete liquidation or dissolution.

Amendment and Termination. Our board of directors may amend, alter, suspend, discontinue or terminate the 2007 Plan or the committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if that approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2007 Plan which might increase the cost of the 2007 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our board of directors, the 2007 Plan will terminate at the earlier of (a) when no shares of common stock remain available for issuance under the 2007 Plan, or (b) termination of the 2007 Plan by our board of directors. Awards outstanding upon expiration of the 2007 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences

The following discussion of certain relevant federal income tax consequences applicable to awards granted under the 2007 Plan is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not address state, local or foreign tax consequences. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the 2007 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or any of our subsidiaries or affiliates, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options. The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Stock Awards. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the 2007 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2007 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights. Our company may grant stock appreciation rights, which we refer to as “SARs”, separate from any other award, or in tandem with options under the 2007 Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted.

When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of an SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of an SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above). As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to our company upon the grant or termination of SARs. Upon the exercise of an SAR, however, our company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code. The 2007 Plan is also intended to comply with Section 409A of the Code and all provisions of the 2007 Plan are to be interpreted in a manner consistent with the applicable requirements of Section 409A of the Code. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations. Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2007 Plan whom the committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2007 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman LLP (“BDO”), an independent registered public accounting firm, audited our financial statements for the year ended December 31, 2006. We had no disagreements with BDO on accounting and financial disclosures. BDO’s work on our audit for 2006 was performed by full time, permanent employees and partners of BDO. BDO has been reappointed to serve as our independent registered public accounting firm for 2007.

Representatives of BDO are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2006 and 2005.

Audit Fees

BDO billed us approximately $102,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2006. BDO billed us approximately $39,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2006.

BDO billed us approximately $93,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2005. BDO billed us approximately $39,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2005. Also, BDO billed us approximately $18,500 for the review of our registration statements on Form S-3 and Form S-8.

Audit-Related Fees

BDO did not bill us for audit-related fees for the years ended December 31, 2006 and 2005, respectively, as no audit-related services were performed during such years.

Tax Fees

BDO did not bill us for tax fees for the years ended December 31, 2006 and 2005, respectively, as no tax services were performed during such years.

All Other Fees

BDO did not bill us for other services for the years ended December 31, 2006 and 2005, as no other services were performed during those years.

The audit committee has determined that the provision of the services by the auditors reported hereunder had no impact on either of their independence.

MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with all Section 16 reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners were complied with during the year ended December 31, 2006, other than a late filing of a Form 3 in March 2006 by Named Executive Officer Harold B. Cook to report him being appointed an executive officer in February 2006 and a filing of a Form 5 in February 2007 by director Ralph R. Whitney to report exercises of Rule 16b-3 options in November 2006.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request to the Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2008 annual meeting of stockholders. To be eligible for inclusion in our 2008 proxy statement, any such proposals must be delivered in writing to the Secretary of RELM no later than December 7, 2007, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

ANNEX A

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

POLICY REGARDING

MINIMUM QUALIFICATIONS OF DIRECTOR CANDIDATES

(Adopted February 7, 2007)

The Nominating and Governance Committee (the “Committee”) believes that members of the Company's Board of Directors (the “Board”) must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. It is therefore the policy of the Committee that all persons nominated to serve as a director of the Company should possess the minimum qualifications described in this policy. These are only threshold criteria, however, and the Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate's credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.

1.

Integrity. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others.

2.

Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders.

3.

Fair and Equal Representation. Candidates must be able to represent fairly and equally all shareholders of the Company without favoring or advancing any particular shareholder or other constituency of the Company.

4.

Achievement. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor.

5.

Oversight. Candidates are expected to have sound judgment, as result of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.

6.

Business Understanding. Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. These include:

•

contemporary governance concerns;

•

regulatory obligations of a public issuer;

•

strategic business planning;

•

competition in a global economy; and

•

basic concepts of corporate finance.

7.

Available Time. Candidates must have, and be prepared to devote, adequate time to the Board and its committees. It is expected that each candidate will be available to attend substantially all meetings of the Board and any committees on which the candidate will serve, as well as the Company's annual meeting of shareholders, after taking into consideration such candidate’s other business and professional commitments, including service on the boards of other companies.

A-1

8.

Age and Term Limits. The candidate's election must not conflict with the Company's term and age limits, as applicable, for directors.

9.

Limited Exceptions. Under exceptional and limited circumstances, the Committee may approve the candidacy of a candidate who does not satisfy all of these requirements if it believes the service of such candidate is in the best interests of the Company and its shareholders.

10.

Additional Qualifications. In approving candidates for election as directors, the Committee will also assure that:

•

at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the principal stock market on which the Company's common shares are listed for trading;

•

at least three of the directors satisfy the financial literacy requirements required for service on the audit committee under the rules of the principal stock market on which the Company's common shares are listed for trading;

•

at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission;

•

at least some of the independent directors have experience as senior executives of a public or substantial private company; and

•

at least some of the independent directors have general familiarity with an industry or industries in which the Company conducts a substantial portion of its business or in related industries.

11.

Diversity. The Committee will seek to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

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ANNEX B

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

PROCEDURES FOR IDENTIFYING AND EVALUATING DIRECTOR CANDIDATES

(Adopted February 7, 2007)

1.

The Nominating and Governance Committee (the “Committee) will observe the following procedures in identifying and evaluating candidates for election to the Company's Board of Directors (the “Board”).

2.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the function of the Board, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

3.

Consistent with this policy, in considering candidates for election at annual meetings of shareholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

4.

The Committee will evaluate the qualifications and performance of the incumbent directors that desire to continue their service. In particular, as to each such incumbent director, the Committee will:

•

consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee;

•

review the assessments of the performance of the director during the preceding term made by the Committee; and

•

determine whether there exist any special, countervailing considerations against re-nomination of the director.

5.

If the Committee determines that (a) an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term and (b) there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee's view the incumbent should not be re-nominated, the Committee will, absent special circumstances, propose the incumbent director for re-election.

6.

Consistent with the Company’s policy regarding director candidates submitted by shareholders, the Company shall only consider recommendations of director candidates from shareholders where the Committee has determined to not re-nominate a qualified incumbent director.

7.

The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

8.

The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates.

B-1

9.

As to each recommended candidate that the Committee believes merits consideration, the Committee will:

•

cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

•

determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director;

•

determine if the candidate possesses any of the specific qualities or skills that under the Committee's policies must be possessed by one or more members of the Board;

•

consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•

consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

10.

It is appropriate for the Committee, in its discretion, to solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

11.

In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate. Other members of the Board may, at their discretion, interview any such proposed candidate.

12.

Based on all available information and relevant considerations, the Committee will select, a candidate who, in the view of the Committee, is most suited for membership on the Board.

13.

The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

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ANNEX C

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

POLICY REGARDING

DIRECTOR CANDIDATE RECOMMENDATIONS

SUBMITTED BY SHAREHOLDERS

(Adopted February 7, 2007)

1.

It is the policy of the Nominating and Governance Committee (the “Committee”) to consider recommendations for the nomination of director candidates submitted by holders of shares of the Company’s common stock entitled to vote generally in the election of directors.

2.

The Committee will give consideration to these recommendations for positions on the Company’s Board of the Directors where the Committee has determined to not re-nominate a qualified incumbent director.

3.

For each annual meeting of shareholders, the Committee will accept for consideration only one recommendation from any shareholder or affiliated group of shareholders. An affiliated group of shareholders means shareholders constituting a group under Regulation 13D-G of the Securities Exchange Act of 1934, as amended.

4.

In order for the recommendation of a shareholder to be considered under this policy, the recommending shareholder or group of shareholders must have owned at least five percent (5%) of the Company's common stock for at least one (1) year as of the date the recommendation was made.

5.

The Committee shall also consider the extent to which the shareholder making the nominating recommendation intends to maintain its ownership interest in the Company.

6.

The Committee shall only consider director candidates so recommended who satisfy the minimum qualifications prescribed by the Committee for director candidates, including that a director must represent the interests of all shareholders and not serve for the purpose of favoring or advancing the interests of any particular shareholder group or other constituency.

7.

Only those recommendations whose submission complies with the procedural requirements adopted by the Committee will be considered by the Committee.

C-1

ANNEX D

RELM WIRELESS CORPORATION (the “Company”)

NOMINATING AND GOVERNANCE COMMITTEE

PROCEDURES FOR SHAREHOLDERS SUBMITTING

DIRECTOR CANDIDATE RECOMMENDATIONS

(Adopted February 7, 2007)

1.

Shareholders Entitled to Make Submissions. The Nominating and Governance Committee (the “Committee”) will accept for consideration submissions from shareholders of recommendations for the nomination of directors to the extent consistent with and permitted by the Committee’s “Policy Regarding Director Candidate Recommendations Submitted by Shareholders” in effect from time to time. Acceptance of a recommendation for consideration does not imply that the Committee will nominate the recommended candidate.

2.

Manner and Address for Submission. All shareholder nominating recommendations must be in writing, addressed to the Committee care of the Company's corporate secretary at the Company's principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered.

3.

Information Concerning the Recommending Shareholders. A nominating recommendation must be accompanied by the following information concerning each recommending shareholder:

•

The name and address, including telephone number, of the recommending shareholder;

•

The number of the Company's shares owned by the recommending shareholder and the time period for which such shares have been held;

•

If the recommending shareholder is not a shareholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held. (Alternatively, the shareholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the shareholder, together with a statement of the length of time that the shares have been held); and

•

A statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the reported shares through the date of the Company's next annual meeting of shareholders.

4.

Information Concerning the Proposed Nominee. A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

•

the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

•

the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the proposed nominee's ownership of securities of the Company); and

•

the information required by Item 404(a) of SEC Regulation S-K (generally providing for disclosure of any transaction in which the Company is a participant and the amount involved exceeds $120,000, and in which the proposed nominee has a direct or indirect material interest).

D-1

5.

Relationships Between the Proposed Nominee and the Recommending Shareholder. The nominating recommendation must describe all relationships between the proposed nominee and the recommending shareholder and any agreements or understandings between the recommending shareholder and the nominee regarding the nomination.

6.

Other Relationships of the Proposed Nominee. The nominating recommendation shall describe all relationships between the proposed nominee and any of the Company's competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company.

7.

Qualifications of the Proposed Nominee. The recommending shareholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the Committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the Board and to the governance of the Company.

8.

Ability to Represent All Shareholders. The recommending shareholder must state whether, in the view of the shareholder, the proposed nominee, if nominated and elected, would represent all shareholders and not serve for the purpose of advancing or favoring any particular shareholder or other constituency of the Company.

9.

Consent to be interviewed by the Committee and, if nominated and elected, to serve. The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Committee, if the Committee chooses to do so in its discretion (and the recommending shareholder must furnish the proposed nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

10.

Timing for Submissions Regarding Nominees for Election at Annual Meetings. A shareholder (or group of shareholders) wishing to submit a nominating recommendation for an annual meeting of shareholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company's proxy statement for the annual meeting of shareholders for the current year.

11.

Shareholder Groups. If a recommendation is submitted by a group of two or more shareholders, the information regarding recommending shareholders must be submitted with respect to each shareholder in the group.

D-2

ANNEX E

RELM WIRELESS CORPORATION (the “Company”)

POLICY AND PROCEDURES WITH RESPECT

TO INTERESTED TRANSACTIONS WITH RELATED PERSONS

(Adopted February 7, 2007)

Policy

It is the policy of the Company’s Board of Directors (the “Board”) that all “Interested Transactions” with “Related Persons,” as those terms are defined in this policy, shall be subject to approval or ratification in accordance with the procedures set forth below.

Procedures

The Company’s Nominating and Governance Committee (the “Committee”) shall review the material facts of all Interested Transactions that require the Committee’s approval and either approve or disapprove of the entry into the Interested Transaction, subject to the exceptions described below. If advance Committee approval of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.

The Committee has reviewed the Interested Transactions described below in “Standing Pre-Approval for Certain Interested Transactions” and determined that each of the Interested Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Committee under the terms of this policy. In addition, the Board has delegated to the chairperson of the Committee the authority to pre-approve or ratify (as applicable) any Interested Transaction with a Related Person in which the aggregate amount involved is expected to be less than $250,000. In connection with each regularly scheduled meeting of the Committee, a summary of each new Interested Transaction deemed pre-approved pursuant to paragraph (3) or (4) under “Standing Pre-Approval for Certain Interested Transactions” below and each new Interested Transaction pre-approved by the chairperson in accordance with this paragraph shall be provided to the Committee for its review.

No director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Person, except that the director shall provide all material information concerning the Interested Transaction to the Committee.

If an Interested Transaction will be ongoing, the Committee shall establish guidelines for the Company’s management to follow in its ongoing relationships with the Related Person. At the Committee’s first meeting of each fiscal year, the Committee shall review and assess ongoing relationships with the Related Person to determine if such relationships are in compliance with the Committee’s guidelines. Based on all the relevant facts and circumstances, the Committee shall determine if it is in the best interests of the Company and its shareholders to continue, modify or terminate any such Interested Transaction.

Definitions

An “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved does, will or may be expected to exceed $100,000, (2) the Company (including any of its subsidiaries) was, is or will be a participant, and (3) any Related Person had, has or will have a direct or indirect interest.

A “Related Person” is (a) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company, (b) any person who is known to be the beneficial owner of more than 5 percent of any class of the Company’s voting securities, (c) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner and (d) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person and all other related persons have, in the aggregate, a 5% or greater beneficial ownership interest.

Standing Pre-Approval for Certain Interested Transactions

The Committee has reviewed the types of Interested Transactions described below and determined that each of the following interested Transactions shall be deemed to be pre-approved by the Committee, even if the aggregate amount involved will exceed $100,000.

1.

Employment of executive officers. Any employment by the Company of an executive officer of the Company if:

(a)

the related compensation is required to be reported in the Company’s proxy statement under Item 402 of the Securities and Exchange Commission’s (“SEC’s”) compensation disclosure requirements (generally applicable to “named executive officers”); or

(b)

the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements if the executive officer was a “named executive officer’, and the Company’s Compensation Committee approved (or recommended that the Board approve) such compensation.

2.

Director compensation. Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements;

3.

Certain transactions with other companies. Any transaction with another company at which a Related Person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000, or two percent (2%) of that company’s total annual revenues;

4.

Certain Company charitable contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $500,000, or two percent (2%) of the charitable organization’s total annual receipts;

5.

Transactions where all shareholders receive proportional benefits. Any transaction where the Related Person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g. dividends).

6.

Transactions involving competitive bids. Any transaction involving a Related Person where the rates or charges involved are determined by competitive bids.

7.

Regulated transactions. Any transaction with a Related Person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

8.

Certain banking-related services. Any transaction with a Related Person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Disclosure

All Interested Transactions that are required to be disclosed in the Company’s filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations promulgated thereunder, shall be so disclosed in accordance with such laws, rules and regulations.

The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.

ANNEX F

RELM WIRELESS CORPORATION

2007 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Adopted January 5, 2007

Approved by Stockholders May __, 2007

1.

Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Definitions.

(a)

“Accountant” means the independent public accountants of the Company.

(b)

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(c)

“Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 5(b).

(d)

“Annual Meeting” means the annual meeting of the stockholders of the Company held during each fiscal year of the Company in accordance with the laws of the jurisdiction of the Company’s domicile.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Capitalization Adjustment” has the meaning ascribed to that term in Section 10(a).

(g)

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(iii)

there is a complete dissolution or liquidation of the Company;

(iv)

there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(v)

individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

(h)

“Code” means the Internal Revenue Code of 1986, as amended.

(i)

“Common Stock” means the common stock of the Company.

(j)

“Company” means Relm Wireless Corporation, a Nevada corporation.

(k)

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director’s fee by the Company for their services as Directors.

(l)

“Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(m)

“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)

a sale or other disposition by the Owners of at least ninety percent (90%) of the outstanding securities of the Company; or

(iii)

a merger, consolidation or similar transaction whether or not the Company is not the surviving corporation.

(n)

“Director” means a member of the Board.

(o)

“Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

(p)

“Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(q)

“Entity” means a corporation, partnership or other entity.

(r)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)

“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(t)

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)

In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(u)

“Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 5(a).

(v)

“Non-Employee Director” means a Director who is not an Employee.

(w)

“Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)

“Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(z)

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa)

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb)

“Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc)

“Plan” means this Relm Wireless Corporation 2007 Non-Employee Directors' Stock Option Plan.

(dd)

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee)

“Securities Act” means the Securities Act of 1933, as amended.

(ff)

“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any Entity other than a corporation in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

2.

Administration.

(a)

Administration by Board. The Board shall administer the Plan. The Board may delegate administration of the Plan to a committee in compliance with applicable laws and any rules or regulations of a stock exchange or quotation system on which the Common Stock is traded.

(b)

Powers of Board. The Board, or any committee to which the Board has delegated administration of the Plan (all references to the Board shall also include any committee to which the Board has delegated authority to administer the Plan) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)

To determine from time to time which of the Non-Employee Directors shall be granted Options; when and how each Option shall be granted; the provisions of each Option granted (which need not be identical), including the time or times when an Option shall be vested and exercisable; and the number of shares of Common Stock subject to each Option.

(ii)

To determine the terms and provisions of each Option to the extent not specified in Section 5 and 6 of the Plan.

(iii)

To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)

To amend the Plan or an Option as provided in Section 11.

(v)

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)

Indemnification. Each member of the Board shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Board, whether or not he or she continues to be a member of the Board at the time of the action, suit or proceeding.

(d)

Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and Entity and shall be final, binding and conclusive on all persons and Entities.

3.

Shares Subject to the Plan.

(a)

Share Reserve. Subject to the provisions of Section 10 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate Two Hundred Thousand (200,000) shares of Common Stock.

(b)

Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

(c)

Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.

Eligibility.

Non-Employee Directors shall be eligible to receive Options as provided in Section 5 below.

5.

Option Grants.

(a)

Initial Grants. Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Initial Grant to purchase Five Thousand (5,000) shares of Common Stock on the terms and conditions set forth in Section 6 and elsewhere herein.

(b)

Annual Grants. Without any further action of the Board, on the day of and immediately following each Annual Meeting, commencing with the Annual Meeting in 2007, each person who is then a Non-Employee Director, by reason of having been elected as such at the Annual Meeting, automatically shall be granted an Annual Grant to purchase Five Thousand (5,000) shares of Common Stock on the terms and conditions set forth in Section 6 and elsewhere herein; provided, however, that a Non-Employee Director shall not receive an Annual Grant within one hundred eighty (180) days of an Initial Grant.

(c)

Other Grants. The Board may, in its discretion, provide for other option grants to one or more Non-Employee Directors from time to time during any fiscal year of the Company on the terms and conditions set forth in Section 6 and elsewhere herein.

(d)

Amendment. Pursuant to Section 11, the Board may, in its discretion, amend the provisions of this Section 5 to change the terms of the Initial Grants and the Annual Grants, including, without limitation, the number of shares of Common Stock subject to the Initial Grant and the Annual Grant and the date of such Initial Grant and the Annual Grant and the conditions for receiving the Initial Grant and the Annual Grant.

6.

Option Provisions.

Each Option shall be memorialized in a written agreement in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)

Maximum Term. No Option shall be exercisable after the expiration of five (5) years from the date it was granted. An Option may terminate earlier than the maximum term if the Optionholder’s Continuous Service ends with the Company as provided in Section 6(f) below.

(b)

Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c)

Consideration. The purchase price of Common Stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock; (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; (iv) any other legal form of consideration or (v) any of the foregoing. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for such period of time, if any, required to avoid a charge to earnings for financial accounting purposes.

(d)

Transferability. An Option is transferable by will or by the laws of descent and distribution. An Option also may be transferable to an Optionholder’s “family member” upon written consent of the Company if the transfer is not for value and at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the exercise of the Option and the subsequent resale of the underlying securities after such transfer. In addition, an Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. For purposes hereof, the term “family member” shall have the meaning assigned to it in the general instructions of a Form S-8 registration statement (or any successor form adopted under the Securities Act).

(e)

Vesting. Options shall vest as follows:

(i)

Initial Grants: 100% of the shares of Common Stock subject to the Option shall vest eleven (11) months and one day after the date of grant.

(ii)

Annual Grants: 100% of the shares of Common Stock subject to the Option shall vest eleven (11) months and one day after the date of grant.

(iii)

Other Options. Any other Options granted under the Plan shall vest on such terms determined by the Board, in its discretion.

(iv)

Acceleration of Vesting Under Certain Circumstances. Upon termination of an Optionholder’s Continuous Service by reason of death, Disability or resignation after reaching age 72, all outstanding Options granted to Optionholder as of the date of the termination of Continuous Service shall vest and immediately become exercisable.

(f)

Termination of Continuous Service. Unless otherwise provided for in the Option, no Option or any unexercised portion thereof shall be exercisable after the first to occur of the following:

(i)

Expiration of five (5) years from the date of grant;

(ii)

Expiration of three (3) months from the date the Optionholder’s Continuous Service ceases for any reason other than (A) death, (B) Disability, (C) voluntary resignation by a Non-Employee Director after such director reaches age 72 or (D) voluntary resignation by a Non-Employee Director in connection with a Change in Control; or

(iii)

Expiration of one year from the date the Optionholder’s Continuous Service ceases by reason of death, Disability, voluntary resignation after reaching age 72 or voluntary resignation in connection with a Change in Control.

(g)

Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the expiration of a period of thirty (30) days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

7.

Securities Law Compliance.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.

Use of Proceeds from Stock.

Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.

Miscellaneous.

(a)

Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

(b)

No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Optionholder as an Employee with or without notice and with or without cause, (ii) the service of an Optionholder as a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of an Optionholder as a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)

Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(d)

Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

10.

Adjustments upon Changes in Common Stock.

(a)

Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to Section 3 and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)

Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation.

(c)

Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (it being understood that similar stock options include, but are not limited to, options to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation in a Corporate Transaction does not assume any or all such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to Options that have been neither assumed nor substituted and that are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Options shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other Options outstanding under the Plan that have been neither assumed nor substituted, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated unless otherwise provided in Section 10(d) or in a written agreement between the Company or any Affiliate and the holder of such Options, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)

Change in Control. If a Change in Control occurs, then, immediately prior to such Change in Control, the Optionholder’s Options shall become fully vested and exercisable. In the event that an Optionholder is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, the outstanding Options of such Optionholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation.

(e)

Parachute Payments. If the acceleration of the vesting and exercisability of Options provided for in Sections 10(c) or 10(d), together with payments and other benefits of an Optionholder, (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 10(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Optionholder in full, or (2) provided to such Optionholder as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Optionholder, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

Unless the Company and such Optionholder otherwise agree in writing, any determination required under this Section 10(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Optionholder elects in writing a different order: reduction of cash payments; cancellation of accelerated vesting of Options; reduction of employee benefits. If acceleration of vesting of Options is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of Options (i.e., earliest granted Option cancelled last) unless the Optionholder elects in writing a different order for cancellation.

For purposes of making the calculations required by this Section 10(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Optionholder shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs the Accountant may reasonably incur in connection with any calculations contemplated by this Section 10(e).

If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Optionholder is liable for the Excise Tax as a result of the Payment, then the Optionholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Optionholder challenges the final IRS determination, a final judicial determination, a portion of the Payment equal to the “Repayment Amount.” The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Optionholder’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Optionholder’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

Notwithstanding any other provision of this Section 10(e), if (i) there is a reduction in the Payment as described above, (ii) the IRS later determines that the Optionholder is liable for the Excise Tax, the payment of which would result in the maximization of the Optionholder’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (iii) the Optionholder pays the Excise Tax, then the Company shall pay or otherwise provide to the Optionholder that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Optionholder’s net after-tax proceeds with respect to the Payment are maximized.

If the Optionholder either (i) brings any action to enforce rights pursuant to this Section 10(e), or (ii) defends any legal challenge to his or her rights under this Section 10(e), the Optionholder shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Optionholder, the court finds that the action was brought in good faith.

11.

Amendment of the Plan and Options.

(a)

Amendment of Plan. The Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of applicable laws and approvals under any governmental or regulatory agency or stock exchange.

(b)

Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c)

No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

(d)

Amendment of Options. The Board, at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless the Optionholder consents in writing.

12.

Termination or Suspension of the Plan.

(a)

Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)

No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

13.

Effective Date of Plan.

The Plan shall be effective on the date the Plan is adopted by the Board, subject to the approval of the Plan by the Company’s stockholders in accordance with applicable laws and the requirements of any governmental or regulatory agency or stock exchange. Any Options granted under the Plan prior to stockholder approval of the Plan are contingent on such approval of the Plan and may not be exercised prior to the approval of the Plan by the stockholders of the Company.

14.

Choice of Law.

The law of the state of Florida shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

ANNEX G

RELM WIRELESS CORPORATION

2007 INCENTIVE COMPENSATION PLAN

RELM WIRELESS CORPORATION

2007 INCENTIVE COMPENSATION PLAN

1. Purpose G-3
2. Definitions G-3
3. Administration. G-7
4. Shares Subject to Plan. G-8
5. Eligibility; Per-Person Award Limitations G-9
6. Specific Terms of Awards. G-9
7. Certain Provisions Applicable to Awards. G-15
8. Code Section 162(m) Provisions. G-16
9. Change in Control. G-17
10. General Provisions. G-19

RELM WIRELESS CORPORATION
2007 INCENTIVE COMPENSATION PLAN

1.

Purpose. The purpose of this 2007 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist RELM WIRELESS CORPORATION, a Nevada corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)

“Annual Meeting” means the annual meeting of the stockholders of the Company held during each fiscal year of the Company in accordance with the laws of the jurisdiction of the Company’s domicile.

(b)

“Annual Grant” means an Option granted annually to all Non-Employee Directors pursuant to Section 6(b)(iv)(B).

(c)

“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(d)

“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(e)

“Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(f)

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(g)

“Board” means the Company's Board of Directors.

(h)

“Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii)

any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(i)

“Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(j)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k)

“Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(l)

“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)

“Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(n)

“Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(o)

“Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(p)

“Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(q)

“Director” means a member of the Board or the board of directors of any Related Entity.

(r)

“Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(s)

“Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t)

“Effective Date” means the effective date of the Plan, which shall be ____________________.

(u)

“Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v)

“Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x)

“Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y)

“Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose any action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(z)

“Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa)

“Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(bb)

“Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(cc)

“Initial Grant” means an Option granted to a Non-Employee Director pursuant to Section 6(b)(iv)(A).

(dd)

“Non-Employee Director” means a Director who at the time that an Award is granted is not an Employee.

(ee)

“Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(ff)

“Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(gg)

“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(hh)

“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ii)

“Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(jj)

“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(kk)

“Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ll)

“Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(mm)

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(nn)

“Prior Plans” means both the RELM Wireless Corporation 1997 Stock Option Plan and the RELM Wireless Corporation 2007 Non-Employee Directors’ Stock Option Plan.

(oo)

“Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(pp)

“Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(qq)

“Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(rr)

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ss)

“Shares” means the shares of common stock of the Company, par value $.60 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(tt)

“Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(uu)

“Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(vv)

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.

Administration.

(a)

Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b)

Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)

Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.

Shares Subject to Plan.

(a)

Limitation on Overall Number of Shares Available for Delivery Under Plan

. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 800,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)

Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)

Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)

If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, become available for Awards under the Plan.

(ii)

In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)

Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)

Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)

Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 800,000 shares.

(d)

No Further Awards Under the Prior Plans. In light of the adoption of this Plan, no further Awards shall be made under the Prior Plans after the Effective Date.

5.

Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 200,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 200,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $2,500,000 with respect to any 12 month Performance Period [(pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365),] and (y) with respect to any Performance Period that is more than 12 months, $2,500,000 multiplied by the number of full 12 months periods that are in the Performance Period.

6.

Specific Terms of Awards.

(a)

General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)

Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)

Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company's shareholders.

(ii)

Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)

Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)

the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B)

The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)

No Incentive Stock Option may be granted under this Plan after the tenth anniversary of the Effective Date.

(iv)

Awards to Non-Employee Directors.

(A)

Initial Grants. Without any further action of the Committee, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Option to purchase Five Thousand (5,000) shares of Common Stock on such terms and conditions as the Committee shall determine in its sole discretion, not inconsistent with the terms of the Plan.

(B)

Annual Grants. Without any further action of the Committee, on the day of and immediately following each Annual Meeting, commencing with the Annual Meeting in 2007, each person who is then a Non-Employee Director, by reason of having been elected as such at the Annual Meeting, automatically shall be granted an Annual Grant to purchase Five Thousand (5,000) shares of Common Stock on such terms and conditions as the Committee shall determine in its sole discretion not inconsistent with the provisions of the Plan; provided, however, that a Non-Employee Director shall not receive an Annual Grant within one hundred eighty (180) days of an Initial Grant.

(C)

Other Grants. The Committee may, in its discretion, provide for other option grants to one or more Non-Employee Directors from time to time during any fiscal year of the Company on such terms and conditions as the Committee shall determine in its sole discretion, not inconsistent with the provisions of the Plan.

(c)

Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)

Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock

Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii)

Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)

Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)

Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)

Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)

Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the

Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii)

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)

Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)

Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i)

Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii)

Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii)

Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)

Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)

Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be Awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)

Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i)

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.

Certain Provisions Applicable to Awards.

(a)

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)

Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)

Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)

Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)

Code Section 409A. If and to the extent that the Committee believes that any Awards may constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and those provisions (and /or the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines necessary or appropriate to comply with the applicable requirements of Section 409A of the Code.

8.

Code Section 162(m) Provisions.

(a)

Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b)

Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax income; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c)

Performance Period; Timing For Establishing Performance Goals

. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d)

Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e)

Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Code Section 162(m).

9.

Change in Control.

(a)

Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)

Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)

Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)

With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv)

Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)

Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)

The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)

Individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)

Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.

General Provisions.

(a)

Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)

Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)

Adjustments.

(i)

Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter (including without limitation the number of Options to be granted to Non-Employee Directors pursuant to Section 6(b)(iv)), (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)

Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)

Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)

Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)

Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders at an annual meeting that is within 12 months after such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f)

Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)

Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)

Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)

Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(k)

Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l)

Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, or (b) termination of this Plan by the Board.

FORM OF PROXY

RELM WIRELESS CORPORATION
PROXY FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MAY 16, 2007

The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint David P. Storey and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders of the Company to be held on May 16, 2007 at 9:00 a.m., local time, at the corporate offices of the Company at 7100 Technology Drive, West Melbourne, Florida, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND THE OTHER PROPOSALS.

1.

To elect the following nominees as directors, each until the next annual meeting of stockholders in 2008 and until his successor is duly elected and qualified: George N. Benjamin, III, David P. Storey, Donald F. U. Goebert, Randolph K. Piechocki, Timothy W. O’Neil, Warren N. Romine and John Wellhausen.

☐	FOR the nominees	☐	WITHHELD for all nominees
above (except as marked below)		above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)

________________________________________________________________________

2.

To approve the RELM Wireless Corporation 2007 Non-Employee Directors’ Stock Option Plan.

☐

FOR

☐

AGAINST

☐

ABSTAIN

3.

To approve the RELM Wireless Corporation 2007 Incentive Compensation Plan.

☐

FOR

☐

AGAINST

☐

ABSTAIN

4.

To transaction any other business as may be properly brought before the annual meeting.

This proxy will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

Receipt of the Notice of 2007 Annual Meeting of Stockholders and accompanying Proxy Statement, together with the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 is hereby acknowledged.

IMPORTANT — PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

Signature(s) ___________________

Date ___________, 2007

Signature(s) ___________________

Date ___________, 2007